    As filed with the Securities and Exchange Commission on December 23, 2008

                                                     Registration No. 333-133675
                                                                       811-07534
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                       Post-Effective Amendment No. 6 [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              Amendment No. 21 [X]


                           Paragon Separate Account B
                           (Exact Name of Registrant)

                       Metropolitan Life Insurance Company
                               (Name of Depositor)

                                 200 Park Avenue
                               New York, NY 10166
              (Address of depositor's principal executive offices)

                                   ----------

                     General American Life Insurance Company
                             13045 Tesson Ferry Road
                            St. Louis, Missouri 63128
                         (Name and Address of Guarantor)

Name and address of agent for service:   Copy to:
Marie C. Swift, Esq.                     Stephen E. Roth, Esquire
Metropolitan Life Insurance Company      Mary E. Thornton, Esquire
501 Boylston Street                      Sutherland Asbill & Brennan LLP
Boston, Massachusetts 02116              1275 Pennsylvania Avenue, N.W.
                                         Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)


[ ]  on (date) pursuant to paragraph (b)

[X]  60 days after filing pursuant to paragraph (a)(1)


[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: (i) Group and Individual Flexible Premium Variable Life Insurance Contracts and (ii) Guarantee related to insurance obligations under the variable life insurance policies.

================================================================================

                                      GROUP
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                (MET FLEX GVUL D)


                                    Issued by

                       METROPOLITAN LIFE INSURANCE COMPANY

      DIRECT ALL CORRESPONDENCE AND INQUIRIES TO THE ADMINISTRATIVE OFFICE:
                              190 CARONDELET PLAZA
                               ST. LOUIS, MO 63105
                                 (800)-685-0124


This Prospectus describes group variable universal life insurance policies and certificates offered by Metropolitan Life Insurance Company (the "Company," "MetLife," "we," "our," or "us") which are designed for use in group insurance programs sponsored by employers or other organizations.. An employer or sponsoring organization will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/organization trust, or to a similiar trust, (the "Trust") established for use in group insurance programs. In some states, we may issue a Group Policy directly to the employer or sponsoring organization. We will issue Certificates to eligible employees or members (the "Owners")showing the rights of the Owners and/or Insureds


The Certificate is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Certificate. An Owner (also "you") should consider the Certificate in conjunction with other insurance you own. Replacing any existing life insurance with this Certificate may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Certificate or to take withdrawals from another Certificate you own to make premium payments under this Certificate.


Paragon Separate Account B (the "Separate Account") consists of a number of Investment Divisions each of which invests solely in an underlying mutual fund (the "Fund"). You may allocate net premiums to the Investment Divisions that invest in the Funds listed in the fund supplement for your Plan. You may also allocate net premiums to the Fixed Account.


A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus. Please read these documents carefully before investing, and save them for future reference.

                                   PROSPECTUS


                                   MAY 1, 2009


PLEASE NOTE THAT THE CERTIFICATES AND THE FUNDS:

     .    ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;

     .    ARE NOT FEDERALLY INSURED;

     .    ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND

     .    ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE CERTIFICATE OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


Certificate Benefits/Risks Summary ........................................    4
   Certificate Benefits
   Certificate Risks
   Fund Risks
Fee Table .................................................................    8
Issuing the Certificate ...................................................   13
   General Information
   Selection of Charge Structure (Group A, Group B and Group C)
   Procedural Information
   Right to Examine Certificate (Free Look Right)
   Ownership Rights
   Modifying the Certificate
Premiums ..................................................................   16
   Minimum Initial Premium
   Premium Flexibility
   Premium Limitations
   Refund of Excess Premium for Modified Endowment Contracts ("MECs")
   Allocation of Net Premiums and Cash Value
The Company and the Fixed Account .........................................   18
   The Company
   The Fixed Account
The Separate Account and the Funds ........................................   19
   The Separate Account
   The Funds
Certificate Values ........................................................   24
   Cash Value
   Cash Surrender Value
   Cash Value in the Fixed Account
   Cash Value in Each Separate Account Investment Division
Certificate Benefits ......................................................   25
   Death Benefit
   Death Benefit Options
   Changing Death Benefit Options
   Changing Face Amount
   Settlement Options
   Accelerated Death Benefits
   Surrender and Partial Withdrawals
   Transfers
   Automatic Investment Strategies
   Loans
   Conversion Rights
   Payment of Benefits at Maturity
   Facsimile and Internet Requests
Certificate Lapse and Reinstatement .......................................   32
   Lapse
   Reinstatement

Charges and Deductions ....................................................   33
   Transaction Charges
   Periodic Charges
   Federal Taxes
   Variations in Charges
   Annual Fund Operating Expenses
Federal Tax Matters .......................................................   37
   Tax Status of the Certificate
   Tax Treatment of Certificate Benefits
Additional Benefits and Riders ............................................   40
Distribution of the Group Policy and its Certificates .....................   41
General Provisions of the Group Policy ....................................   42
   Issuance
   Premium Payments
   Grace Period
   Termination
   Right to Examine Group Policy
   Entire Contract
   Incontestability
   Ownership of Group Policy
General Matters Relating to the Certificate ...............................   43
   Payment of Proceeds
   Postponement of Payments
State Variations ..........................................................   44
Legal Proceedings .........................................................   44
Financial Statements ......................................................   44
Glossary ..................................................................   45
Statement of Additional Information Table of Contents .....................   47

CERTIFICATE BENEFITS/RISKS SUMMARY


This Certificate is a variable universal life insurance Certificate. The Certificate is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Certificate, may increase or decrease depending upon the investment experience of the Investment Divisions of the Separate Account, the amount of interest we credit to the Fixed Account, the premiums you pay, the Certificate fees and charges we deduct, and the effect of any Certificate transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


The Certificate is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Certificate is excludible from the gross income of the beneficiary under that Certificate, and the Certificate owner is not deemed to be in constructive receipt of the cash value of the Certificate until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.

The following summary of Prospectus information describes the Certificate's important benefits and risks. The sections in the Prospectus following this summary discuss the Certificate's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                              CERTIFICATE BENEFITS

PREMIUMS
--------


FLEXIBILITY OF PREMIUMS: The Employer may elect to remit planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages or otherwise makes available to the Employer. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.


CANCELLATION PRIVILEGE: The free look period begins when an Owner receives his or her Certificate. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Certificate and our receipt of the returned Certificate at our Administrative Office. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account and/or, if applicable, the Fixed Account, in accordance with the Owner's instructions. An Owner may return the Certificate during this period for a refund. We will refund an amount equal to all premiums paid under the Certificate. A free look period also applies if an Owner requests an increase in Face Amount for that increase.

DEATH BENEFIT
-------------

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.

An Owner may choose between two death benefit options available under the Certificate. After the first Certificate Anniversary, an Owner may change the death benefit option while the Certificate is in force. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES. We calculate the amount available under each death benefit option as of the Insured's date of death.

     . DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Certificate or, if greater, a percentage of Cash Value based on federal tax law requirement.

     . DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Certificate plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirement. This option is the only option presented for purchase for certain Group Policies and Employer-sponsored programs.

So long as a Certificate remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Certificate to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Certificate was issued.


ACCELERATED BENEFITS RIDER: Under the Accelerated Benefits Rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A CERTIFICATE OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS
----------------------------------------------------

SURRENDERS: At any time that a Certificate is in effect, an Owner may elect to surrender the Certificate and receive its Cash Surrender Value. A SURRENDER MAY HAVE TAX CONSEQUENCES.


PARTIAL WITHDRAWALS: An Owner may request to withdraw part of the Cash Surrender Value once each Certificate Month. PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR CERTIFICATE WILL LAPSE (TERMINATE WITHOUT VALUE).

TRANSFERS: Subject to certain restrictions, an Owner may transfer Cash Values among the Investment Divisions of the Separate Account or Fixed Account.. There are restrictions on transfers involving the Fixed Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Certificate Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers--Frequent Transfers Among Investment Divisions."

LOANS: An Owner may borrow against the Cash Value of a Certificate. We transfer a portion of the Cash Value equal to the amount of the loan and the loan interest due from each Investment Division of the Separate Account or the Fixed Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Certificate Loan at a maximum annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 3%. LOANS MAY HAVE TAX CONSEQUENCES.


OTHER CERTIFICATE BENEFITS
--------------------------

OWNERSHIP RIGHTS: While the Insured is living, the Owner of the Certificate may exercise all of the rights and options described in the Certificate. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.


GUARANTEED ISSUE: Acceptance of an application for a Certificate is subject to our underwriting rules. We generally will issue the Certificate and any Dependent's Life Insurance Rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Certificate for the first time must answer qualifying questions in the application for Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Certificates--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar certificates using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums.

FIXED ACCOUNT: You may place money in the Fixed Account where it earns at least 3% annual interest. We may credit higher rates of interest, but are not obligated to do so.


SEPARATE ACCOUNT: You may direct the money in your Certificate to any of the Investment Divisions of the Separate Account. Each Investment Division invests exclusively in one of the Funds listed on the cover of this prospectus.

CASH VALUE: Cash Value is the sum of your amounts in the Fixed Account, the Loan Account, and the Investment Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Investment Divisions you choose, interest we credit to the Fixed Account, charges we deduct, and other transactions (E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.


ADDITIONAL BENEFITS AND RIDERS: We offer several optional insurance benefits and riders that provide supplemental benefits under the Certificate. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states and some Plans may not offer certain riders. Please contact us at our Administrative Office for further details.

SETTLEMENT OPTIONS: There may be other ways of receiving proceeds under the death benefit, provisions of the Certificate, other than in a single sum. None of these options vary with the investment performance of the Investment Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.

Paid-up Certificate Benefit. You can choose to terminate the death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a "paid-up" benefit. ("Paid-up" means no further premiums are required.)


                                CERTIFICATE RISKS

INVESTMENT RISK
---------------

If you invest your Cash Value in one or more Investment Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Investment Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Certificate fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Certificate could lapse without value, unless you pay additional premium.


If you allocate premiums to the Fixed Account, then we credit your Cash Value (in the Fixed Account) with a declared rate of interest. You assume the risk that the interest rate on the Fixed Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.


RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES
------------------------------------------------

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Certificate in force.

CERTIFICATE LAPSE
-----------------


If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Certificate may enter a 62-day grace period. . We will notify the Owner that the Certificate will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Certificate also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Certificate will be in default and the Owner must pay a specified amount of new premium to prevent his or her Certificate from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Certificate within three years after the date of lapse and before the Maturity Date.


TAX TREATMENT
-------------

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Certificate must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Certificate should satisfy the applicable requirements. If it is subsequently determined that a Certificate does not satisfy the applicable requirements, we may take appropriate steps to bring the Certificate into compliance with such requirements and we reserve the right to restrict Certificate transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Certificate to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Certificate was issued.

Depending on the total amount of premiums an Owner pays, the Certificate may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Certificate is treated as a MEC, then surrenders, partial withdrawals, and loans under the Certificate will be taxable as ordinary income to the extent there are earnings in the Certificate. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2.
If the Certificate is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Certificate that is not a MEC are subject to the 10% penalty tax.


U.S. withholding tax may apply to taxable Certificate distributions that are made to non-U.S. persons. Additionally, non-U.S. persons who own a Certificate, or are entitled to benefits under a Certificate, should consult tax counsel regarding non-U.S. tax consequences.

YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL
CERTIFICATE-RELATED TAX MATTERS.

SURRENDER AND PARTIAL WITHDRAWALS
---------------------------------

We designed the Certificate to meet long-term financial goals. To best realize the benefits available through the Certificate--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Certificate only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Certificate if he or she intends to surrender all or part of the Certificate Value in the near future. THE CERTIFICATE IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A SURRENDER, IN WHOLE OR IN PART, MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR CERTIFICATE WILL LAPSE.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Certificate. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR CERTIFICATE WILL LAPSE.

LOANS
-----

A Certificate Loan, whether or not repaid, will affect Certificate Value over time because we subtract the amount of the Certificate Loan from the Investment Divisions of the Separate Account and/or the Fixed Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Divisions of the Separate Account.

We reduce the amount we pay on the insured's death, surrender, or the maturity of the Certificate, by the amount of any Indebtedness. An Owner's Certificate may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A CERTIFICATE LOAN MAY HAVE TAX CONSEQUENCES. If an Owner surrenders the Certificate or allows the Certificate to lapse or if the Certificate terminates while a Certificate Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

                                   FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                    FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Certificate. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. The Employer chooses which charges, Group A, Group B or Group C, will apply to the Certificates issued to the employees of the Employer (See "Issuing the Certificate-- Selection of Charge Structure, Group A, Group B and Group C").

The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Certificate, makes partial withdrawals from the Certificate, or transfers Certificate account value among the Separate Account Investment Divisions and the Fixed Account.

                                TRANSACTION FEES


                                                                AMOUNT DEDUCTED
                                                -----------------------------------------------
                                                           MAXIMUM GUARANTEED CHARGE
                            WHEN CHARGE IS      -----------------------------------------------
        CHARGE                 DEDUCTED               GROUP A         GROUP B         GROUP C
---------------------   ---------------------   ----------------   -------------   ------------
PREMIUM TAX CHARGE         Upon receipt of        2.25% of each    2.25% of each     None(1)
                             each premium            premium          premium
                               payment               payment          payment

PARTIAL WITHDRAWAL            Upon each         The LESSER of $25 or 2% of the amount withdrawn
CHARGE                         partial
                           withdrawal from
                           the Certificate

TRANSFER CHARGE            Upon transfer in                     $25 per transfer
                             excess of 12
                        in a Certificate Year

ACCELERATED BENEFITS        At the time an                             $100
ADMINISTRATIVE CHARGE     accelerated death
                           benefit is paid


----------


/(1)/ For Certificates issued under a Group C charge structure, the premium tax charge is not assessed as an explicit charge; instead, it is included in the insurance rates resulting in a higher cost of insurance charge for these Certificates. (See "Selection of Charge Structure (Group A, Group B and Group C)".

The following table describes the periodic fees and expenses, other than Fund operating expenses, that an Owner will pay during the time that he or she owns the Certificate. The table also includes rider charges that will apply if an Owner purchases any rider(s).

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


                                                                                 AMOUNT DEDUCTED
                                                              -----------------------------------------------------
               CHARGE               WHEN CHARGE IS DEDUCTED                 MAXIMUM GUARANTEED CHARGE
---------------------------------   -----------------------   -----------------------------------------------------
COST OF INSURANCE CHARGE/(1)/          On the Investment
(PER $1000 OF NET AMOUNT AT RISK)     Start Date and each
                                       succeeding Monthly
                                          Anniversary
..  MINIMUM CHARGE                                                           $ 0.30

..  MAXIMUM CHARGE                                                           $82.33

..  CHARGE FOR AN INSURED,                                                   $ 0.92
   ATTAINED AGE 45, ACTIVELY AT
   WORK

                                                                           GROUP A              GROUP B   GROUP C
                                                              -------------------------------   -------   ---------

ADMINISTRATIVE CHARGE/(2)/          On the Investment Start                                      $0 (3)    $0 (3)
                                       Date and on each       $6.50 per Certificate per month
                                       succeeding Monthly
                                          Anniversary

MORTALITY AND EXPENSE RISK                   Daily            0.90% (annually) of the net assets of each Investment
CHARGE/(4)/                                                              Division of the Separate Account

LOAN INTEREST SPREAD/(5)/             On each Certificate                              2.0%
                                          Anniversary


----------

/(1)/ Cost of insurance rates vary based on the insured's Attained Age. The cost of insurance charge will also vary depending on which charge structure the Employer has chosen for the Certificates. The cost of insurance charge is greater for participants in a Plan that uses a Group B or Group C charge structure than those in a Plan that uses a Group A charge structure. (See "Issuing the Certificate--Selection of Charge Structure, Group A, Group B and Group C.") The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.

/(2)/ The maximum administrative charge we can apply to any Certificate can vary but will not exceed the amounts in the table. Please refer to the specifications pages of your Certificate for the administrative charge that applies to your Certificate.

/(3)/ For Certificates issued under a Group B or Group C charge structure, the administrative charge is not assessed as an explicit charge; instead, it is included in the insurance rates resulting in a higher cost of insurance charge for these Certificates. (See "Selection of Charge Structure (Group A, Group B and Group C).

/(4)/ The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Investment Division of the Separate Account.

/(5)/ Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account . While the amount we charge you is guaranteed not to exceed 8% annually and the amount we credit is guaranteed not to be less than 3% annually, we also guarantee that the Loan Interest Spread will not be greater than 2%. While a Certificate Loan is outstanding, loan interest is due and payable in arrears on each Certificate Anniversary or for the duration of the Certificate Loan, if shorter.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


                                                                     AMOUNT DEDUCTED
                                                               ---------------------------
               CHARGE                WHEN CHARGE IS DEDUCTED     MAXIMUM GUARANTEED CHARGE
----------------------------------   -----------------------   ---------------------------
OPTIONAL RIDER CHARGES:/(1)/

Waiver of Monthly
Deductions During Total Disability
Rider(2)

                                     On rider start date and
                                         on each Monthly
                                           Anniversary

..  MINIMUM CHARGE                                                 $0.04

..  MAXIMUM CHARGE                                                 $9.88

..  CHARGE FOR AN INSURED,                                         $0.11
   ATTAINED AGE 45, ACTIVELY AT
   WORK T

Dependent's Life Insurance Rider -   On rider start date and
(for spouse and children coverage        on each Monthly
or for spouse coverage only or             Anniversary
children coverage only)
(per $1000 of coverage)

Accelerated Benefits                           N/A
Rider                                (See "Accelerated Death
                                      Benefit Administrative
                                      Charge" in Transaction
                                        Fees table above.)


----------


/(1)/ Optional rider charges (except for the Accelerated Death Benefit
      Settlement Option Rider) are added to the monthly deduction and, except for the Dependent's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. The optional charges shown in the table may not be typical of the charges you will pay. Your Certificate will indicate the rider charges applicable to your Certificate, and more detailed information concerning these rider charges is available on request from our Administrative Office.

(2) The charge is calculated by increasing the cost of insurance rates (based on the 2001 CSO Table) by 12%.


For information concerning compensation paid for the sale of the Group Policy and its Certificates, see "Distribution of the Group Policy and its Certificates."

The following table describes the Funds' fees and expenses that Funds will pay and that therefore you will indirectly pay periodically during the time that you own your Certificate.

The table shows the lowest and highest total operating expenses (both before and after contractual fee waivers or expense reimbursements) charged by the Funds for the fiscal year ended December 31, 2008. More detail concerning each Fund's fees and expenses is contained in the fund supplement for your Plan and in the prospectus for each Fund.


RANGE OF ANNUAL FUND OPERATING EXPENSES


                                                                LOWEST   HIGHEST
                                                                ------   -------
GROSS TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, including management fees, distribution (12b-1) fees, and other expenses)

NET TOTAL ANNUAL FUND OPERATING EXPENSES (AFTER CONTRACTUAL
  FEE WAIVER OR EXPENSE REIMBURSEMENT)

ISSUING THE GROUP POLICY AND THE CERTIFICATES


GENERAL INFORMATION


An employer or sponsoring organization ("Employer") will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/organization trust, or to a similar trust, (the "Trust") established for use in group insurance programs. In some states, we may issue a Group Policy directly to the Employer. The Group Variable Universal Life Insurance Plan provided through a Group Policy issued directly to the Employer or provided through the Employer's participation in the Group Policy issued to the Trust is referred to as the "Plan". Employees of employers and members of sponsoring organizations ("employees") may own Certificates issued under the Group Policy that covers the Employer's Plan. Whether the Plan is provided through a Group Policy issued directly to the Employer or through the Employer's participation in the Group Policy issued to the Trust will not result in any differences in the rights and benefits of the Employers or Owners of Certificates under the Plan.

The Employer or the Trust owns the Group Policy, but does not have any ownership interest in the Certificates issued under the Group Policy. Rights and benefits under the Certificates inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Certificate is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Certificates to individuals falling outside that range of Issue Ages, or decline to issue Certificates to individuals within that range of Issue Ages. The Insured under a Certificate is usually an employee of the Employer. Currently, the minimum initial Face Amount is $10,000. The maximum Face Amount varies by Plan. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Certificate) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Certificate Benefits--Death Benefit.")

On behalf of Owners, the Employer may elect to make planned premium payments under the Plan equal to an amount authorized by employees to be deducted from their wages or otherwise made available to the Employer. If the Employer does not so elect, we will bill Owners directly for the planned premium payments. In addition, Owners may pay additional premiums.


SELECTION OF CHARGE STRUCTURE (GROUP A, GROUP B AND GROUP C)

Three different charge structures are available for the administrative convenience of the Employer who chooses which charge structure will apply to the Certificates issued to the Employer's employees. Group B and Group C may not be available to Employer-sponsored programs that qualify as plans under ERISA. Please refer to the specifications page of your Certificate to see which charge structure applies to your Certificate.

The difference among the three groups is whether we will assess a premium tax charge or an administrative charge as an explicit charge or increase our insurance rates to include it in the cost of insurance charge. For Certificates in Group A, we assess both of these charges as explicit charges. For Certificates in Group B, we do not assess an explicit administrative charge; instead, we include the administrative charge in our insurance rates resulting in a higher cost of insurance charge for these Certificates than for the Certificates in Group A. For Certificates in Group C, we do not assess an explicit administrative charge nor an explicit premium tax charge. We include both of these charges in our insurance rates resulting in a higher cost of insurance charge for these Certificates than for the Certificates in Group A or Group B.


It is our intention that the total amount of the charges under either the Group A, Group B or Group C charge structure be the same for employees in the aggregate under a Plan. However, in order to include a premium tax charge and an administrative charge in our insurance rates, we must make certain assumptions to calculate the amount by which the insurance rates must increase to cover these expenses. In order to convert a charge based on premiums into an increase in our insurance rates, we must assume the aggregate amount of premium that we expect to receive. To convert a per Certificate administrative charge into an increase in our insurance rates, we must assume an average Certificate face amount. If the actual aggregate premiums paid or the actual average

Certificate face amount differs from our assumptions, then the total charges under Group B or Group C will differ from the total charges under Group A. Since our assumptions are conservative, the total charges under Group B and Group C are likely to be higher than in Group A.

The total amount of charges may also be higher or lower for any particular employee depending on which charge structure the Employer chooses. When we increase our insurance rates to cover a premium tax charge and an administrative charge, the increase is based on an assumed aggregate amount of premiums paid (for premium taxes) and on an assumed average Certificate face amount (for administrative expenses) and the increase is spread across all employees. Therefore, for employees who do not make additional premium payments, total charges will be higher than they would have been had a premium tax charge been assessed as an explicit charge. Similarly, for employees whose face amount is larger than the assumed face amount, total charges will be higher than they would have been had an administrative charge been assessed as an explicit charge.


PROCEDURAL INFORMATION We generally will provide a Plan to Employers whose employees meet the eligibility requirements for Owners (and/or Insureds) under the Plan. The class(es) of employees covered by a particular Plan is/are set forth in the Group Policy's specifications pages for that Employer.

Eligible employees wishing to purchase a Certificate under a Plan must complete the appropriate application for insurance and submit it to our authorized representative or us at our Administrative Office. We will issue a Certificate for the Employer to give to each Owner.


Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Certificate, an employee must
---------------------
be actively at work at the time he or she submits the application for Insurance. In addition, the Employer may determine specific classes to which the employee must belong to be eligible to purchase a Certificate. "Actively at work" means that the employee must work for the Employer at the employee's usual place of work (or such other places as required by the Employer ) for the full number of hours and the full rate of pay set by the employment practices of the Employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.


The Employer also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Policy specifications pages for that Employer. Employees of any Associated Companies of the Employer will be considered employees of the Employer.. If the Employer is a partnership, a partner may be an eligible employee.

Guaranteed Issue. We generally will issue the Certificate and any Dependent's
-----------------
Life Insurance Rider applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Certificate. Under this procedure, the employee is only required to answer qualifying questions in the application for Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Plan .


Simplified Underwriting. We will follow simplified underwriting procedures
------------------------
rather than guaranteed issue procedures if:

     .    the Face Amount exceeds the Guaranteed Issue Amount described above;

     .    the Certificate has previously been offered to the employee;

     . the requirements for guaranteed issue set forth in the application for Insurance are not met; or


     . the Certificate is offered through programs for which guaranteed issue underwriting is not available.


In addition, we will follow simplified underwriting procedures in connection with the issuance of a Dependent's Life Insurance Rider , if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Insurance.


Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A blood test may be required. We will then determine whether a Certificate can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")


Employee's Spouse. We generally offer coverage for an employee's spouse through
------------------
the Dependent's Life Insurance Rider. In certain Plans, we may issue a Certificate to the employee covering his or her spouse. Before issuing such a Certificate, we must receive an appropriate application for Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. The Dependent's Life Insurance Rider for a spouse provides only term insurance on the life of the spouse and does not provide for the accumulation of cash value that the Certificate provides.

Effective Date of the Certificate. The Effective Date of the Certificate is the
----------------------------------
date on which insurance coverage shall take effect and is set forth in the specifications pages of the Certificate. . All coverage provided in the original application for Insurance will not take effect until:


     .    the appropriate application for Individual Insurance is signed;


     . the minimum initial premium has been paid prior to the Insured's death;


     .    the Insured is eligible for the Certificate; and

     . the information in the application is determined to be acceptable to the Company.

RIGHT TO EXAMINE CERTIFICATE (FREE LOOK RIGHT)

Initial Free Look Period. The free look period begins when an Owner receives his
-------------------------
or her Certificate. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Certificate and our receipt of the returned Certificate at our Administrative Office. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account and/or, if applicable, the Fixed Account, in accordance with the Owner's instructions. An Owner may return the Certificate during this period for a refund. We will refund an amount equal to all premiums paid under the Certificate.

To cancel the Certificate, the Owner should mail or deliver the Certificate directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Certificate--Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an
--------------------------------------
increase in Face Amount within 20 days from the date the Owner received the new Certificate specifications pages for the increase.


If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Certificate's Cash Value by the amount of these additional charges. We will allocate this amount among the Investment Divisions in the same manner as it was deducted.

OWNERSHIP RIGHTS

The Certificate belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Certificates, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Certificate. Changing the Owner or assigning the Certificate may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Certificate.


We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Certificate. For example, we reserve the right to restrict changes in the death benefit option and changes in face amount in the first Certificate Year and thereafter to certain monthly dates determined by the Employer in accordance with the Plan. No change will be permitted that would result in the death benefit under a Certificate being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.


We will send all reports and other notices described herein or in the Certificate directly to the Owner.

MODIFYING THE CERTIFICATE

Any modification or waiver of our rights or requirements under the Certificate must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Certificate.

Upon notice to you, we may modify the Certificate:

     . to conform the Certificate, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Certificate, or our Company, or the Separate Account is subject;

     . to assure continued qualification of the Certificate as a life insurance contract under the federal tax laws; or

     .    to reflect a change in the Separate Account's operation.

If we modify the Certificate, we will make appropriate endorsements to the Certificate. If any provision of the Certificate conflicts with the laws of a jurisdiction that governs the Certificate, we reserve the right to amend the provision to conform to these laws.

PREMIUMS


PREMIUM PAYMENTS

Where provided by an Employer, the minimum initial premium and the planned premium will be remitted to us by the Employer on behalf of the Owner pursuant to a premium payment schedule (the "Payroll Deduction Plan"). The Owner must authorize the amount of the premiums remitted by the Employer. If the Employer does not provide a Payroll Deduction Plan, the minimum premium and the planned premium must be paid to us directly by the Owner. In addition to planned premiums, an Owner may send unscheduled premium payments directly to us at any time and in any amount, subject to the minimum and maximum premium limitations described below. Premium payments made directly to us should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.


MINIMUM INITIAL PREMIUM


No insurance will take effect until the minimum initial premium set forth in the specifications pages of the Certificate is paid, and the health and other conditions including eligibility of the insured described in the application for insurance must not have changed. The planned premium is an amount that you arrange to pay for the Certificate that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Certificate. (See "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned premium.

We will apply premiums (other than the minimum initial premium) to a Certificate as of the Valuation Date we receive the premiums. We will apply the minimum initial premium on the Investment Start Date. (See "Allocation of Net Premiums and Cash Value.") Premiums will be "received" on a Valuation Date when we receive at our Administrative Office the cash premium as well as the supporting documentation necessary for us to determine the amount of premium per Certificate. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.


PREMIUM FLEXIBILITY


After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Employer and us. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Certificate will remain in force. The Certificate will not necessarily lapse if you fail to make planned premium payments. (See "Certificate Lapse and Reinstatement".)


PREMIUM LIMITATIONS


Every premium payment (other than a planned premium) paid must be at least $20. We do not accept payment of premiums in cash or by money order. We reserve the right not to accept a premium payment other than a planned premium for up to six months from the date a partial withdrawal is paid to you, unless the premium payment is required to keep the Certificate in force.

We have established procedures to monitor whether aggregate premiums paid under a Certificate exceed the current maximum premium limitations that qualify the Certificate as life insurance according to federal tax laws. We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Certificate. We will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment, but in no event later than 60 days after the end of the Certificate Year in which payment is received.


MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as "Modified Endowment Contracts ("MECs"), which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Certificate year, would cause a Certificate to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to the Owner. We will apply premium payments over the MEC limits only when an Owner instructs us to do so in a writing that acknowledges that application of such amounts will result in the Certificate becoming a MEC. We will notify an Owner when we believe that a premium payment will cause a Certificate to become a modified endownment contract. An Owner may request that we refund any premium perceived that would cause the Certificate to become a MEC.


ALLOCATION OF NET PREMIUMS AND CASH VALUE


When an Owner applies for a Certificate, he or she must instruct us in the application for insurance to allocate the net premium to one or more Investment Divisions of the Separate Account and/or the Fixed Account. We will allocate an Owner's net premium according to the following rules:


     . The minimum percentage, of any allocation to an investment option is 10 percent of the net premium.

     . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.


     . The initial net premium will be allocated on the Investment Start Date, which is the later of the Effective Date of the Certificate or the date we receive the initial premium at our Administrative Office.


     . We will allocate net premiums after the initial net premium as of the date we receive it at our Administrative Office according to an Owner's current premium allocation instructions, unless otherwise specified.

     . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.




Investment returns from amounts allocated to the Investment Divisions of the Separate Account will vary with the investment performance of the Investment Divisions and will be reduced by Certificate charges. THE OWNER BEARS THE ENTIRE INVESTMENT RISK FOR AMOUNTS HE OR SHE ALLOCATES TO THE INVESTMENT DIVISIONS. Investment performance will affect the Certificate's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Certificate.

THE COMPANY AND THE FIXED ACCOUNT

THE COMPANY

Metropolitan Life Insurance Company ("MetLife") is a stock life insurance company formed under the laws of the state of New York in 1868; its main office is located at 200 Park Avenue, New York, NY 10166. It is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. Through its subsidiaries and affiliates, MetLife is a leading provider of insurance and other financial services to individual and institutional customers. Obligations to Owners and Beneficiaries that arise under the Contract are obligations of MetLife.





THE FIXED ACCOUNT

The Fixed Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the Fixed Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

Restrictions on Partial Withdrawals and Transfers from the Fixed Account. An Owner may withdraw a portion of Cash Value from the Fixed Account. The maximum amount that can be withdrawn in any Certificate Year (through partial withdrawals or transfers) from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years.). WE ARE NOT CURRENTLY ENFORCING THESE RESTRICTIONS BUT RESERVE OUR RIGHT TO DO SO IN THE FUTURE.


The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Certificate.

Transfers and Partial Withdrawals from the Fixed Account are also subject to the general provisions regarding transfers and partial withdrawals. (See "Surrenders and Partial Withdrawals" and "Transfers.")

The Loan Account is part of the Fixed Account.

WE HAVE NOT REGISTERED INTERESTS IN THE FIXED ACCOUNT UNDER THE SECURITIES ACT OF 1933, NOR HAVE WE REGISTERED THE FIXED ACCOUNT AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE SEPARATE ACCOUNT AND THE FUNDS

THE SEPARATE ACCOUNT

The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.


The Separate Account is divided into Investment Divisions, each of which invests in shares of a Fund. The Funds that are available in the Certificate vary by Plan.. Income and both realized and unrealized gains or losses from the assets of each Investment Division of the Separate Account are credited to or charged against that Investment Division without regard to income, gains, or losses from any other Investment Division of the Separate Account or arising out of any other business the Company may conduct.


We segregate the assets in the Separate Account from our Fixed Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Certificates. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Certificates are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Certificates, then we may, from time to time in the normal course of business, transfer the excess to our Fixed Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The amount of the death benefit that exceeds the Certificate's Cash Value is paid from our Fixed Account. Death benefit amounts paid from the Fixed Account are subject to the claims paying ability of the Company.

WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

THE FUNDS

Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The investment objective(s) and the investment adviser of each Fund are shown in the fund supplement for your Plan.

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market sub accounts may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS, WHICH MUST ACCOMPANY OR PRECEDE THIS PROSPECTUS. YOU SHOULD READ THESE PROSPECTUSES CAREFULLY AND KEEP THEM FOR FUTURE REFERENCE.

Certain Payments We Receive with Regard to the Funds. An investment adviser
-----------------------------------------------------
(other than our affiliates MetLife Advisers, LLC; and Met Investors Advisory
LLC) or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Certificates and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners through their indirect investment in the Funds bear the costs of these advisory fees. (See the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Certificates and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Certificates and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Certificates.

We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment advisers MetLife Advisers, LLC, and Met Investors Advisory LLC, which are formed as "limited liability companies". Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the portfolio. We will benefit accordingly from assets allocated to the portfolios to the extent they result in profits to the advisers. (See "Fee Tables--Range of Annual Fund Operating Expenses" for information on the management fees paid by the fund to the adviser and the Statement of Additional Information for the Funds for information on the management fees paid by the advisers to the subadvisers.)

Selection of Funds. We select the Funds offered through the Certificate based on
-------------------
a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of cash value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We may also consider funds for Plans based on suggestions or requests from Employers. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Certificate resulting from the performance of the Funds you have chosen.


Addition, Deletion, or Substitution of Funds. We reserve the right, subject to
---------------------------------------------
compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Investment Divisions of the Separate Account. We will establish new Investment Divisions when marketing needs or investment conditions warrant. Any new Investment Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

     .    eliminate or combine one or more Investment Divisions;

     .    substitute one Investment Division for another Investment Division; or

     . transfer assets between Investment Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Certificate, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

     .    operated as a management company under the 1940 Act;

     . deregistered under that Act in the event such registration is no longer required; or

     .    combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Certificate to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Investment Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in
-------------------
the Separate Account Investment Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right.

If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

CERTIFICATE VALUES


CASH VALUE

The Cash Value of the Certificate equals the sum of all values in the Fixed Account, the Loan Account, and each Investment Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.


The Certificate's Cash Value varies from day to day, depending on the investment performance of the chosen Investment Divisions, interest we credit to the Fixed Account, charges we deduct, and any other transactions (E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CERTIFICATE CASH VALUE.

CASH SURRENDER VALUE


The Cash Surrender Value of the Certificate is the amount we pay to an Owner upon surrender of a Certificate. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness and any accrued and unpaid monthly deduction.


 CASH VALUE IN THE FIXED ACCOUNT

On each Valuation Date, the Cash Value in the Fixed Account will equal:

     . the amount of the Net Premiums allocated or Cash Value transferred to the Fixed Account; PLUS

     .    interest at the rate of 3% per year; PLUS

     . any excess interest which we credit and any amounts transferred into the Fixed Account; LESS


     . the sum of all Certificate charges allocable to the Fixed Account and any amounts deducted from the Fixed Account in connection with partial withdrawals, loans or transfers to the Separate Account.


CASH VALUE IN EACH SEPARATE ACCOUNT INVESTMENT DIVISION


The Certificate's Cash Value in the Separate Account equals the sum of the Certificate's Cash Values in each Investment Division of the Separate Account. At the end of each Valuation Period the cash value in an Investment Division will equal:

     . the value in the Investment Division on the preceding Valuation Date multiplied by the "experience factor" for the current Valuation Period; plus

     . all net premiums, loan repayments and cash value transfers into the Investment Division during the Valuation Period; minus

     . all partial withdrawals, loans and cash value transfers out of the Investment Division during the Valuation Period; minus

     . the portion of any transfer charge allocated to the cash value in the investment division during the Valuation Period; minus

     . if a Monthly Anniversary occurs during the current Valuation Period, the portion of the Monthly Deduction charged to the Investment Division during the current Valuation Period

The "experience factor" is calculated by taking the net asset value of the underlying Fund at the end of the current Valuation Period; plus the per share amount of any dividend or capital gain distribution paid by the Fund during the current Valuation Period; minus any per share charge for our taxes and for any reserve for taxes; and dividing by the net asset value per share at the end of the preceding Valuation Period. We also subtract the Mortality and Expense Charge at a rate not to exceed .002454% for each day in the Valuation Period (an annual rate of 0.90%).

CERTIFICATE BENEFITS

DEATH BENEFIT


As long as the Certificate remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office (i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require the Owner to return the Certificate. (If the Beneficiary dies before the Insured, we will pay the insurance proceeds to the Insured's estate; however we may pay to a spouse, a child, a parent or siblings.) We will pay the proceeds in a single sum or under one or more of the settlement options available.


Death benefit proceeds equal:

     .    the death benefit (described below); PLUS

     .    any additional insurance provided by rider; MINUS

     .    any unpaid monthly deductions; MINUS

     .    any outstanding Indebtedness.


If all or a part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law.


An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

DEATH BENEFIT OPTIONS


The Certificate provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Plans however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Certificate's Cash Surrender Value.


Under Option A, the death benefit is:
      --------

     .    the current Face Amount of the Certificate or, if greater,

     .    the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Plan Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Plan Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.


Under Option B, the death benefit is:
      --------

     . the current Face Amount plus the Cash Value of the Certificate or, if greater,

     . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable
-------------------------------------
investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value MULTIPLIED BY the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

CHANGING DEATH BENEFIT OPTIONS


After the first Certificate Anniversary, the Owner may change the death benefit option. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.


Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Certificate being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING DEATH BENEFIT OPTIONS.

CHANGING FACE AMOUNT


An Owner selects the Face Amount when applying for the Certificate. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Certificate (without changing the death benefit option) after the first Certificate Anniversary.. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. CHANGING THE FACE AMOUNT ALSO MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND YOU SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.

Face Amount Increases. An Owner may increase Face Amount by submitting a written
----------------------
request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased more than the maximum Face Amount for that Certificate. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

If you are paying under a Payroll Deduction Plan, you may increase the Face Amount and under certain conditions may do so without providing evidence of insurability. These conditions vary from Plan to Plan and may include a change in family status due to marriage, divorce or the addition of a child (subject to maximum increase amounts) or an increase in your salary provided you have not previously declined any such increase in your Face Amount. The conditions and requirements that apply to your Plan are set forth in the Certificate. If evidence of insurability is not required, the increase will generally become effective on the Monthly Anniversary on or following the date of the request.

Face Amount Decreases. An Owner may decrease the Face Amount by written request
----------------------
to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, $10,000. If, following a decrease in Face Amount, the Certificate would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.)

Mandatory Face Amount Decreases Provision. Your Certificate may contain a provision that would reduce the Face Amount as the Insured attains various ages. The ages at which a reduction will be triggered and the amount of the reduction may vary from Plan to Plan but will apply consistently to all Certificates issued under the Plan. Please refer to your Certificate to determine if it contains this provision and if so, what ages and percentages apply.

An example of how the provision will work is as follows: a Certificate may provide that on or after age 65, the Face Amount will be reduced to 65% of the Face Amount in effect on the day before the Insured's 65th birthday (the "pre-65 Face Amount"). At age 70, the Face Amount will be 45% of the pre-65 Face Amount, at age 75, the Face Amount will be 30% of the pre-65 Face Amount and at age 80 or older, the Face Amount will be 20% of the pre-65 Face Amount.

A decrease in the Face Amount will result in a decrease in Death Benefit. If, following a decrease in Face Amount, the Certificate would not comply with the maximum premium limitations required by federal law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirement.


SETTLEMENT OPTIONS


In addition to a single sum payment, we may offer settlement options that apply to the payment of proceeds under the death benefit provisions of the Certificate. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Administrative Office.


ACCELERATED DEATH BENEFITS

We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Certificate's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. AN OWNER SHOULD CONSULT A TAX ADVISOR BEFORE ADDING THESE RIDERS TO HIS OR HER CERTIFICATE OR REQUESTING A PAYMENT OF ACCELERATED DEATH BENEFIT.


Paid-up Certificate Provision

An Owner can choose to terminate the Certificate's usual death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a "paid-up" benefit under the Certificate. ("Paid-up" means no further premiums are required.) Thereafter, you may no longer allocate Cash Value to the Separate Account or the Fixed Account. You will receive in cash any remaining Cash Surrender Value that you did not elect to have used as a paid-up benefit. The paid-up benefit must not be more than can be purchased using the Certificate's Cash Surrender Value, more than the death benefit under the Certificate at the time you choose to use this provision, or less than $10,000.


SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Certificate is in force, the Owner may surrender the Certificate, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Certificate-Postponement of Payments.") SURRENDERS AND PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES.

Surrender. The Owner may surrender the Certificate by sending a written request,
----------
on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that an Owner return the Certificate to our Administrative Office along with the request to surrender the Certificate. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Certificate. We can provide a lost Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Certificate on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Certificate will terminate as of the date of surrender and cannot be reinstated.


Partial Withdrawals. An Owner may make up to one partial withdrawal each
--------------------
Certificate Month. An Owner may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive an Owner's request.

The minimum amount of a partial withdrawal, net of any transaction charges, is currently$200. We reserve the right to increase this minimum amount up to $500.. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Cash Surrender Value less twice the amount of the Monthly Deduction just prior to the partial withdrawal. While we are currently allowing partial withdrawals in an amount, including the partial withdrawal transaction charge, equal to the Cash Surrender Value we reserve the right to reduce the maximum withdrawal amount by twice the amount of the Monthly Deduction. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. In addition, the maximum amount that can be withdrawn in any Certificate Year, from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years(or less if the Certificate has been in force for less than four Certificate Years). We are not currently enforcing these restrictions on partial withdrawals from the Fixed Account but reserve our right to do so in the future. Subject to the above conditions, the Owner may allocate the amount withdrawn among the Investment Divisions or the Fixed Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Fixed Account and the Investment Divisions on a pro-rata basis (that is, based on the proportion that the Certificate's Cash Value in the Fixed Account and in each Investment Division bears to the unloaned Cash Value of the Certificate). If restrictions on amounts that may be withdrawn from the Fixed Account will not allow this proportionate allocations, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Investment Division or the Fixed Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Fixed Account and Investment Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in a particular Investment Division or in the Fixed Account. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $10,000.


A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Certificate Benefits--Death Benefit Options"). Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

TRANSFERS


An Owner may transfer Cash Value, not including amounts credited to the Loan Account, among the Investment Divisions available with the Certificate and between the Fixed Account and the Investment Divisions. An Owner may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. The maximum amount that can be transferred in any Certificate Year from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). We are not currently enforcing these restrictions on transfers from the Fixed Account but reserve our right to do so in the future. The following terms apply to transfers under a Certificate:


     . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Investment Division determined at the close of the next regular trading session of the New York Stock Exchange.

     . We will consider all transfer requests received on the same Valuation Day a single transfer request.



     . The minimum amount that an Owner must transfer is currently $200 (however, we reserve the right to increase this minimum amount up to $500), or, if less, the Certificate's Cash Value in a Investment Division or the Fixed Account. (We are not currently enforcing this restriction for transfers but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Certificate Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.



     . We may impose a charge of $25 for each transfer in excess of twelve in a Certificate Year. The Company may revoke or modify the privilege of transferring amounts to or from the Fixed Account at any time.

Frequent requests from Owners to transfer cash value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Certificates (e.g., Beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high yield Funds (these Funds, referred to as the "Monitored Funds" are identified in the fund supplement for your Plan) and we monitor transfer activity in those Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Funds, in a 12-month period there were,
(1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and
(3) two or more "round-trips" involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Certificates, we require all future transfer requests to or from any Monitored Funds or other identified Funds under that Certificate to be submitted with an original signature.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Certificates. We do not accommodate market timing in any Funds and there are no arrangements in place to permit any Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

In addition, Owners and other persons with interests in the Certificates should be aware that the purchase and redemption orders received by the Fund generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Owner). You should read the Fund prospectuses for more details.

AUTOMATIC INVESTMENT STRATEGIES


Dollar Cost Averaging. Allows the Owner to automatically transfer a
----------------------
predetermined amount of money from the DWS Money Market VIP Investment Division to a number of available Investment Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Certificate's Cash Value in the DWS Money Market VIP Investment Division must be greater than or equal to $1000.00. The minimum total monthly transfer amount must be greater than or equal to $100.00.


Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.

Annual Automatic Portfolio Rebalancing. Allows the Owner to automatically
---------------------------------------
reallocate your Cash Value among the elected Investment Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Certificate anniversary or after the close of business on the next business day following your Certificate anniversary should your Certificate anniversary fall on a non-business day (holiday or weekend).

Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards market timing constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.

You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. You cannot participate in both strategies at the same time. However, either strategy may be discontinued at any time.

LOANS


Loan Privileges. The Owner may, by request in writing (by mail or facsimile) to
----------------
our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Certificate, with the Certificate serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where


     . (a) is 85% of the Cash Value of the Certificate on the date the Certificate Loan is requested; and

     .    (b) is the amount of any outstanding Indebtedness.


The minimum amount that may be borrowed is currently $200, however we reserve the right to increase this minimum amount up to $500. Any amount due to an Owner under a Certificate Loan ordinarily will be paid within seven days after we receive the loan request at our Administrative Office, although payments may be postponed under certain circumstances.

We will process each loan request using the Cash Value determined at the end of the Valuation Period during which we receive an Owner's request.


When a Certificate Loan is made, we will transfer Cash Value equal to the amount of the loan and loan interest due to the Loan Account as collateral for the loan. Unless the Owner requests a different allocation, we will transfer amounts from the Investment Divisions of the Separate Account and the Fixed Account on a pro-rata in the proportion that the Certificate's Cash Value in each Investment Division and the Fixed Account bears to the unloaned Cash Value. This will reduce the Certificate's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.


Interest Rate Charged for Certificate Loans. We charge an Owner a maximum of 8%
--------------------------------------------
interest per year on a loan. Loan interest is due and payable in arrears on each Certificate Anniversary or for the duration of the Certificate Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Investment Divisions and the Fixed Account on a pro-rata basis in the proportion that the the Cash Value in the Fixed Account and each Investment Division bears to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn
------------------------------------
interest daily at an annual rate of at least 3%. The Loan Account interest credited will be transferred to the Fixed Account and the Investment Divisions:
(i) at least each Plan Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction. We also guarantee that the Loan Interest Spread will not be greater than 2%.

Repayment of Indebtedness. An Owner may repay all or part of his or her
--------------------------
Indebtedness at any time while the Insured is living and the Certificate is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Fixed Account and the Separate Account Investment Divisions in the same proportions as Net Premiums are then being allocated.


We will treat amounts paid while a Certificate Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Certificate Loans. Whether or not repaid, a Certificate Loan will
----------------------------
permanently affect the Cash Value and Cash Surrender Value of a Certificate, and may permanently affect the amount of the death benefit. This is because the collateral for the Certificate Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Investment Division, the Certificate values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Investment Division, the Certificate values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Certificate.

There are risks associated with taking a Certificate Loan, including the potential for a Certificate to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Certificate is a MEC, then a Certificate Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Certificate is exchanged, canceled or lapses with loans outstanding. THE OWNER OF A CERTIFICATE SHOULD SEEK COMPETENT ADVICE BEFORE REQUESTING A CERTIFICATE LOAN.


EFFECT OF TERMINATION OF EMPLOYER PARTICIPATION IN THE GROUP POLICY.

Your Employer can terminate its participation in the Group Policy or change the Plan to end coverage for a class or classes of employees of which you are a member. In addition, the Group Policy may contain a provision that allows us to terminate your Employer's participation in the Group Policy if:

     . during any twelve month period, the total Face Amount for all Certificate Owners under the Group Policy or the number of Certificates falls by certain amounts or below the minimum levels we establish (these levels are set forth in the Certificate), or

     . your Employer makes available to its employees another life insurance product.

Both your Employer and MetLife must provide ninety days written notice to the other as well as to you before terminating participation in the Group Policy. Termination means that your Employer will no longer send premiums to us through the Payroll Deduction Plan and that no new Certificates will be issued to employees in your Employer's group.

If your Employer or MetLife terminates your Employer's participation in the Group Policy, whether you will remain an Owner of your Certificate depends on your Plan.

Under some Plans, you will remain an Owner of your Certificate even if the Plan terminates, coverage for a class or classes of employees of which you are a member ends or the employee's employment ends provided you have not elected a paid-up Certificate and your Certificate has been in force for more than two years. If, under such a Plan, a Certificate was issued to you covering your spouse, you will remain the Owner of that Certificate as well. We will bill you for planned premiums and you will have to pay us directly . A new planned premium schedule will be established with payments no more frequently than quarterly (unless you utilize the authorized electronic funds transfer option). We may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.") Your payments may change as a result of higher Administrative Charges and higher current cost of insurance charges but the charges will never be higher than the guaranteed amounts for these charges. Also, we may no longer consider you a member of your Employer's group for purposes of determining cost of insurance rates and charges.

Under other Plans, if the Plan terminates, coverage for a class or classes of employees of which you are a member ends or the employee's employment ends, we will terminate your Certificate, If your Employer replaces your Plan with another plan that offers a life insurance product designed to have cash value, we will transfer your Cash Surrender Value to the other life insurance product. If the other life insurance product is not designed to have cash value, or you are not covered by the new product, or your Employer does not replace your Plan with another plan that offers a life insurance product, we will pay your Cash Surrender Value to you. We may pay any Cash Value allocated to the Fixed Account over a period of up to five years in equal annual installments. If we pay the Cash Surrender Value to you, the Federal income tax consequences of the distribution to you would be the same as if you surrendered your Certificate. (See "Federal Tax Matters--Tax Treatment of Certificate Benefits.")

You also have the option of choosing a paid-up Certificate (See "Paid-up Certificate Benefit"). In addition, you may convert your Death Benefit into a new individual policy of life insurance from us without evidence of insurability but you must complete an application and the new policy will have new benefits and charges . If you choose the conversion rights, the insurance provided will be substantially less (and in some cases nominal) than the insurance provided under the Certificate.

PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Certificate is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Certificate will mature if and when the Insured reaches Attained Age 95.

FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept telephone, facsimile, and via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

     . We will employ reasonable procedures to confirm that instructions are genuine.

     . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. The Owner bears the risk of any such loss.

     . These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to the Owner.

     . We reserve the right to suspend facsimile and/or Internet instructions at any time for any class of Certificates for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using Internet systems. We are not able to verify that the person providing your PIN and giving us instructions via the Internet is the Owner or is authorized to act on the Owner's behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Administrative Office.

CERTIFICATE LAPSE AND REINSTATEMENT

LAPSE


A Certificate may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction . If an Owner has taken out a loan, then his or her Certificate also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Certificate will remain in force until the Maturity Date.

We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Certificate in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Certificate in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Certificate will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.

REINSTATEMENT


Unless an Owner has surrendered the Certificate, the Owner may reinstate a lapsed Certificate by written application at any time while the Insured is alive and within three years after the end of the Grace Period and before the Maturity Date. An Owner may not reinstate a lapsed Certificate if the Plan has been terminated and the Plan would not permit an Owner to retain his Certificate.


Reinstatement is subject to the following conditions:

     . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).


     . Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.


     . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If an Owner reinstates a lapsed Certificate and elects to reinstate the Indebtedness existing immediately before the Certificate lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Certificate. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.


If a Certificate is reinstated after 90 days of lapse, a new Certificate will be issued to the Owner. The effective date of the new Certificate will be the Monthly Anniversary on or next following the date we approve the application for reinstatement. There will be a full monthly deduction for the Certificate Month that includes that date.


CHARGES AND DEDUCTIONS

We will deduct certain charges under the Certificate in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; and (iii) risks we assume, and (iv) our profit expectations.

SERVICES AND BENEFITS WE PROVIDE:

     .    the death benefit, cash and loan benefits under the Certificate

     .    investment options, including premium allocations

     .    administration of elective options

     .    the distribution of reports to Owners

COSTS AND EXPENSES WE INCUR:

     . costs associated with processing and underwriting applications, and with issuing and administering the Certificate (including any riders)

     .    overhead and other expenses for providing services and benefits

     .    sales and marketing expenses

     . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

RISKS WE ASSUME:

     . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate

     . that the costs of providing the services and benefits under the Certificates exceed the charges we deduct.

Some or all of the charges we deduct are used to pay aggregate Certificate costs and expenses we incur in providing services and benefits under the Certificate and assuming the risks associated with the Certificate.

TRANSACTION CHARGES



PREMIUM TAX CHARGE. Many states and localities impose a tax on premiums received
-------------------
by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will either assess an explicit premium taxes, we will either assess an explicit premium tax charge or increase our insurance rates to cover these premium taxes. If your Employer chooses the Group A or Group B charge structure, we will reduce premium payments by an explicit premium tax charge . If your Employer chooses the Group C charge structure, we will not assess an explicit premium tax charge but will include it in our insurance rates resulting in a higher cost of insurance charge.

On the specifications page of your Certificate the premium tax charge is referred to as the premium expense charge.


Partial Withdrawal Transaction Charge. An Owner may make a partial withdrawal of
--------------------------------------
Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.


Transfer Charge. An Owner may transfer a portion of his or her Cash Value. For
----------------
each transfer in excess of 12 in a single Certificate Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.


PERIODIC CHARGES

Monthly Deduction. We will make the monthly deduction on the Investment Start
------------------
Date and on each succeeding Monthly Anniversary. We will make deductions from the Fixed Account and each Investment Division on a pro rata basis in the proportions that a Certificate's Cash Value in the Fixed Account and each Investment Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

     .    the cost of insurance charge;

     .    a monthly administrative charge (if applicable);

     .    the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each
------------------------
Monthly Anniversary (to cover the next Certificate Month) to compensate us for underwriting the death benefit for certain administrative costs and to cover state and local premium taxes. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Certificate Month in which the charge is calculated. The charge may vary from Certificate to Certificate and from Certificate Month to Certificate Month. We expect to profit from this charge and may use these profits for any lawful purpose, including distribution expenses.


We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Certificate Month. The net amount at risk for a Certificate Month equals: (i) the death benefit at the beginning of the Certificate Month; LESS (ii) the Cash Value at the beginning of the Certificate Month.


We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.
                                       36

Cost of Insurance Rates. We determine the cost of insurance rates for the
------------------------
initial Face Amount and each increase in Face Amount at the beginning of each Certificate Year. The current cost of insurance rates are based on the Attained Age of the Insured and the rate class of the Insured, and may also be based on the gender mix (i.e., the proportion of men and women covered under a particular
Plan). We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Certificates on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Certificate is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Certificate.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Certificate. The guaranteed cost of insurance rates will not exceed 400% of the rates that could be charged based on the 2001 Commissioners Standard Ordinary Male Mortality Table ("2001 CSO Table"). The guaranteed rates are higher than the rates in the 2001 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 2001 CSO Table.


NET AMOUNT AT RISK. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Certificate fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.


Monthly Administrative Charge. We assess either an explicit monthly
------------------------------
administrative charge from each Certificate based upon the number of employees eligible to be covered at issue of a Plan or increase our insurance rates to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Certificate changes, preparing and mailing reports, and overhead costs. If your Employer chooses the Group A charge structure, the amount of this charge is set forth in the specifications pages of the Certificate. The maximum administrative charge we can apply to any Certificate can vary but will not exceed $6.50 per Certificate per month. Please refer to your Certificate Schedule Page for the administrative charge that applies to your Certificate. If your Employer chooses the Group B or Group C charge structure, the monthly administrative charge will not be charged as an explicit charge but will be included in our insurance rates resulting in a higher cost of insurance charge.

These charges are guaranteed not to increase over the life of the Certificate. . In addition, when we believe that lower administrative costs will be incurred in connection with a particular Plan we may modify the charge for that Plan .

Charges for Riders. The monthly deduction will include charges for any
-------------------
additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Plans may not offer certain riders.

     . WAIVER OF MONTHLY DEDUCTIONS DURING TOTAL DISABILITY RIDER. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed by increasing the applicable cost of insurance rates by 12%.

     . Dependent's Life Insurance Rider (for both children and spouse or for children coverage only or spouse coverage only) This rider provides for term insurance on the Insured's children and/or spouse, as defined in the rider. The death benefit will be payable to the named Beneficiary upon the death of the spouse or upon the death of any insured child. Under certain conditions, the rider may be exchanged for an individual life insurance policy . The charge for this rider is assessed per $1,000 of insurance coverage provided.

     . ACCELERATED BENEFITS RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

Mortality and Expense Risk Charge. We will deduct a daily charge from the
----------------------------------
Separate Account at a rate not to exceed .002454% (an annual rate of 0.90%) of the net assets of each Investment Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.


This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Certificate will exceed the amounts realized from the administrative charges assessed against the Certificate. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses.


Loan Interest Charge. We currently charge interest on Certificate loans at a
---------------------
maximum annual interest rate of 8.00%, payable in arrears on each Certificate anniversary or for the duration of the Certificate Loan, if shorter. We also will credit the amount in the loan reserve with interest at an effective annual rate of at least 3%. We also guarantee that the Loan Interest Spread will not be greater than 2%.


FEDERAL TAXES

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as (1) differences in legal requirements in the jurisdiction where the Certificates are sold, (2) differences in actual or expected risks, expenses, Certificate persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds, and (3) changes in Certificate pricing that we may implement from time to time. We may take into account additional information provided by prospective Employers in assessing these differences and determining any variances in charges. Any such variations will be pursuant to administrative procedures that we establish and will not discriminate unfairly against any Certificate owner. Any such variations may apply to existing Certificates as well as to Certificates issued in the future, except that the charges under any Certificate may never exceed the maximums therein.

ANNUAL FUND OPERATING EXPENSES


The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and the Fee Table in this prospectus and in the fund supplement for your Plan.

FEDERAL TAX MATTERS

The following summary provides a general description of the federal income tax considerations associated with the Certificate and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.


IRS Circular 230 Notice: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Certificate. The Certificate Owner should seek tax advice based on its particular circumstances from an independent tax adviser.


TAX STATUS OF THE CERTIFICATE

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Certificate must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Certificate should satisfy the applicable requirements. If it is subsequently determined that a Certificate does not satisfy the applicable requirements, we may take appropriate steps to bring the Certificate into compliance with such requirements and we reserve the right to restrict Certificate transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Certificate to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Certificate was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Certificates, we believe that the Owner of a Certificate should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Certificates to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Certificates from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Certificates to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the Fund may fail the diversification requirements of Section 817(h) of the Internal Revenue Code, which could have adverse tax consequences for variable contract owners, including losing the benefit of tax deferral.

The following discussion assumes that the Certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF CERTIFICATE BENEFITS

In General. We believe that the death benefit under a Certificate should
-----------
generally be excludible from the gross income of the beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the owner of the Certificate, if certain requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Certificate cash value until there is a distribution. When distributions from a Certificate occur, or when loans are taken out from or secured by a Certificate, the tax consequences depend on whether the Certificate is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life
-----------------------------
insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Certificates as to premiums and benefits, the individual circumstances of each Certificate will determine whether it is classified as a MEC. In general, a Certificate will be classified as a MEC if the amount of premiums paid into the Certificate causes the Certificate to fail the "7-pay test." A Certificate will fail the 7-pay test if at any time in the first seven Certificate years, the amount paid in the Certificate exceeds the sum of the level premiums that would have been paid at that point under a Certificate that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Certificate during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Certificate had originally been issued at the reduced face amount. If there is a "material change" in the Certificate's benefits or other terms, even after the first seven years, the Certificate may have to be retested as if it were a newly issued Certificate. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a Certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Certificate years. To prevent your Certificate from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Certificate will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax advisor to determine whether a Certificate transaction will cause the Certificate to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts.
--------------------------------------------------------------------------
Certificates classified as modified endowment contracts are subject to the following tax rules:


     (1) All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Certificate only after all gain has been distributed.


     (2) Loans taken from or secured by a Certificate classified as a modified endowment contract are treated as distributions and taxed accordingly.

     (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 (1)/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Certificate becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Certificate within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


Distributions Other Than Death Benefits from Certificates that are not Modified
-------------------------------------------------------------------------------
Endowment Contracts. Distributions other than death benefits, including
--------------------
distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Certificate that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Certificate and only after the recovery of all investment in the Certificate as taxable income. However, certain distributions which must be made in order to enable the Certificate to continue to qualify as a life insurance contract for federal income tax purposes if Certificate benefits are reduced during the first 15 Certificate years may be treated in whole or in part as ordinary income subject to tax.


Loans from or secured by a Certificate that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Certificate that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Certificate. Your investment in the Certificate is generally
------------------------------
your aggregate premiums. When a distribution is taken from the Certificate, your investment in the Certificate is reduced by the amount of the distribution that is tax-free.

Certificate Loans. In general, interest on a Certificate loan will not be
------------------
deductible. If a Certificate loan is outstanding when a Certificate is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Before taking out a Certificate loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that Certificate distributions are taxable, they are
------------
generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue
-----------------------------------------------------
Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Certificates. All modified endowment contracts that are issued by us
----------------------
(or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.


Accelerated Benefits Rider. In general, rider benefits may be received tax free
---------------------------
by a terminally ill or chronically ill insured, subject to certain limitations and conditions. However, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Certificate or requesting payment under this rider.


Non-individual Owners and Business Beneficiaries of Certificates. If a
-----------------------------------------------------------------
Certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Certificate. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Certificate, this Certificate could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a Certificate.

Guidance on Split Dollar Plans. The IRS has issued guidance on split dollar
-------------------------------
insurance plans. Consult a tax adviser with respect to this guidance if you have purchased or are considering the purchase of a Certificate for a split dollar insurance plan. Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the Employer for at least some purposes. Any affected business contemplating the payment of a premium on an existing Certificate, or the purchase of a new Certificate, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Deferred Compensation--A qualified tax adviser should be consulted concerning
---------------------
the application of section 409A when a Certificate is part of a deferred compensation arrangement, such as certain "equity" split-dollar arrangements. Failure to comply with the requirements of section 409A, where those rules apply, can result in adverse tax consequences, including a 20% penalty tax.

Alternative Minimum Tax. There may also be an indirect tax upon the income in
------------------------
the Certificate or the proceeds of a Certificate under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the
----------------------------------------------------
Certificate or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Certificate. If the Owner was not the Insured, the fair market value of the Certificate would be included in the Owner's estate upon the Owner's death. The Certificate would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Certificate, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Certificate ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Certificate proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth
----------------------------------------------------------
and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007-2009, the maximum estate tax rate is 45%. The estate tax exemption is $2,000,000 in 2006-2008, and $3,500,000 in 2009.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The
------------------------------------------------------------------------
discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance Certificate purchase.

Possible Tax Law Changes. Although the likelihood of legislative or regulatory
-------------------------
changes is uncertain, there is always the possibility that the tax treatment of the Certificate could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Certificate.

WE HAVE THE RIGHT TO MODIFY THE CERTIFICATE IN RESPONSE TO LEGISLATIVE OR REGULATORY CHANGES THAT COULD OTHERWISE DIMINISH THE FAVORABLE TAX TREATMENT OWNERS CURRENTLY RECEIVE. WE MAKE NO GUARANTEE REGARDING THE TAX STATUS OF ANY CERTIFICATE AND DO NOT INTEND THE ABOVE DISCUSSION AS TAX ADVICE.

Our Income Taxes. Under current federal income tax law, we are not taxed on the
-----------------
Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Tax Credits and Deductions. The Company may be entitled to certain tax benefits
---------------------------
related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Certificate owners since the Company is the owner of the assets from which the tax benefits are derived.

ADDITIONAL BENEFITS AND RIDERS

We currently offer the following riders under the Certificate:


     .    Waiver of Monthly Deductions During Total Disability Rider

     .    Dependent's Life Insurance Rider (for children and/or spouse)

     .

     .    Accelerated Benefits Rider

The Accelerated Benefits Rider is included in all Certificates in states where the rider has been approved and cannot be terminated by the Employer or the Owner. The Employer may select one or more of the other riders as available riders for the Certificate issued to the Employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Certificate as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.

The Owner may select from among the riders chosen for the group by the Employer. The only exception is the Waiver of Monthly Deductions During Total Disability Rider. Once this rider is selected by the Employer, all Certificates are issued with this rider. All riders chosen by the Employer, except the Waiver of Monthly Deductions During Total Disability Rider, may be terminated by the Owner at any time at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Certificate. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

DISTRIBUTION OF THE GROUP POLICY AND THE CERTIFICATES

DISTRIBUTING THE GROUP POLICY AND THE CERTIFICATES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Group Policy and the Certificates. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Group Policy and the Certificates (e.g. commissions payable to retail broker-dealers who sell the Policies).


MLIDC's principal offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.

No commissions are paid for the sale of the Certificates. However,we may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.

Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 2.25% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold or inforce through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold or inforce through your Intermediary during a prior one-year period; and/or (3) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 2.25% under the current supplemental compensation plan.

The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., consulting or reinsurance arrangements).

More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.whymetlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.

Payments described in this section are not charged directly to Owners or the Separate Account. We intend to recoup these payments and other sales expenses through fees and charges deducted under the Certificate or from the Fixed Account of the Company.

GENERAL PROVISIONS OF THE GROUP POLICY

ISSUANCE


An Employer will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/organization trust, or to a similar trust, (the "Trust") established for use in group insurance programs. In some states, we may issue a Group Policy directly to the Employer. Group Policy will be issued to the Employer upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.

PREMIUM PAYMENTS

The Employer may elect to remit planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages or otherwise makes available to the Employer. . All planned premiums under a Plan must be given in advance. The planned premium payment interval is agreed to by the Employer and us. Before each planned payment interval, we will furnish the Employer with a statement of the planned premium payments to be made under the Plan or such other notification as has been agreed to by the Employer and us.

GRACE PERIOD AND TERMINATION

If the Employer does not remit planned premium payments in a timely fashion, the Employer's participation in the Group Policy will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Employer does not remit premiums before the end of the grace period, the Employer's participation in the Group Policy will terminate . If the Plan permits an Owner to retain his Certificate after termination of the Employer participation in the Group Policy, the insurance coverage provided by the Certificate will continue provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. If the Plan does not permit an Owner to retain his Certificate, the Certificate will cease and continuation of coverage may depend upon whether there is a succeeding plan of insurance. In addition we may terminate a Group Policy issued to an Employer or an Employer's participation in the Group Policy issued to the Trust under certain conditions and upon 90 days written notice to you. (See "Effect of Termination of Employer Participation in the Group Policy.")

INCONTESTABILITY


We cannot contest the Group Policy after it has been in force for two years from the date of issue of a Group Policy issued directly to an Employer or from the date of the Employer's participation in the Group Policy issued to the Trust.


OWNERSHIP OF GROUP POLICY


The Employer or the Trust owns the Group Policy. A Group Policy issued directly to an Employer or an Employer's participation in the Group Policy issued to the trust may be changed or ended by agreement between us and the Employer without the consent of, or notice to, any person claiming rights or benefits under the Group Policy. However, the Employer does not have any ownership interest in the Certificates issued under the Group Policy. The rights and benefits under the Certificates inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Certificates.


GENERAL MATTERS RELATING TO THE CERTIFICATE

PAYMENT OF PROCEEDS


Payment of Death Benefit Proceeds. Death benefit proceeds under the Certificate
----------------------------------
ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "Delays in Payments We Make". The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deductions accruing during a grace period.

Settlement Options. We will pay Certificate benefits in a single sum payment or
-------------------
under an alternative settlement option.

POSTPONEMENT OF PAYMENTS


We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:


     . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

     .    the SEC by order permits postponement for the protection of Owners; or

     . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

The Company may defer payments on any amount from the Fixed Account for not more than six months.

Payments under the Certificate of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. We may use telephone, fax, internet or other means of communications to verify that payment from the Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Owners may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.


Transfers, surrenders and partial withdrawals payable from the Fixed Account and the payment of Certificate loans allocated to the Fixed Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than 3% per year for the period of the deferment.


STATE VARIATIONS


This prospectus provides you with important information about the Certificate. However, we will also issue you a Certificate , which is a separate document from the prospectus. There may be differences between the description of the Certificate contained in this prospectus and the Certificate issued to you due to differences in state law. Please consult your Certificate for the provisions that apply in your state. An Owner should contact our Administrative Office to review a copy of his or her Certificate and any applicable endorsements and riders. The language in the prospectus determines your rights under the federal securities laws.


LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

FINANCIAL STATEMENTS


The financial statements of the Company and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Certificates. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY

ADMINISTRATIVE OFFICE--The service office of the Company, the mailing address of which is 190 Carondelet Plaza, St. Louis, Missouri 63105. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (314-862-4502). You may also contact us for information at 1-800-685-0124.

ATTAINED AGE--The Issue Age of the Insured plus the number of completed Certificate Years.

ASSOCIATED COMPANIES--The companies listed in a Group Policy's specifications pages that are under common control through stock ownership, contract or otherwise, with the Employer.

BENEFICIARY--The person(s) named in a Certificate or by later designation to receive Certificate proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Certificate and this Prospectus.

CASH VALUE--The total amount that a Certificate provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the Fixed Account, and in the Loan Account.

CASH SURRENDER VALUE--The Cash Value of a Certificate on the date of surrender, less any Indebtedness.

CERTIFICATE--A document issued to Owners of Certificates issued under Group Policies, setting forth or summarizing the Owner's rights and benefits.


EMPLOYER--The Employer, association, or sponsoring organization that is issued a Group Policy or participates in the Group Policy issued to the trust.


INVESTMENT DIVISION--A subaccount of the Separate Account. Each Investment Division invests exclusively in an available underlying Fund.


EFFECTIVE DATE OF THE CERTIFICATE--The date on which insurance coverage shall take effect for an Insured.


EMPLOYEE--A person who is employed and paid for services by an Employer on a regular basis. To qualify as an employee, a person ordinarily must work for an Employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring Employer. An employee may include a partner in a partnership if the Employer is a partnership.

FACE AMOUNT--The minimum death benefit under the Certificate so long as the Certificate remains in force.

FIXED ACCOUNT--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Certificates as an option.


GROUP POLICY--A group variable universal life insurance policy issued by the Company to the Employer or to the MetLife Group Insurance Trust.


INDEBTEDNESS--The sum of all unpaid Certificate Loans and accrued interest charged on loans.


INSURANCE--Insurance provided under a Group Policy on an employee or an employee's spouse.

INSURED--The person whose life is insured under a Certificate.

INVESTMENT START DATE--The date the initial premium is applied to the Fixed Account and for the Investment Divisions of the Separate Account. This date is the later of the Effective Date of the Certificate or the date the initial premium is received at the Company's Administrative Office.


ISSUE AGE--The Insured's Age as of the date the Certificate is issued.




LOAN ACCOUNT--The account of the Company to which amounts securing Certificate Loans are allocated. It is a part of the Company's Fixed Account assets.

LOAN VALUE--The maximum amount that may be borrowed under a Certificate after the first Certificate Anniversary.


MATURITY DATE--The Certificate Anniversary on which the Insured reaches Attained Age 95 (Also the final date of the Certificate).

MONTHLY ANNIVERSARY--The same date in each succeeding month as the Effective Date of the Certificate except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM--For Certificates with Group A or Group B charge structure, the premium less any premium tax charge


OBRA--Omnibus Budget Reconciliation Act of 1990.

OWNER (OR YOU)--The Owner of a Certificate, as designated in the application or as subsequently changed.


The Plan - The Group Variable Universal Life Insurance Plan for employees of the Employer provided under a Group Policy issued directly to the Employer or through participation of the Employer in the Group Policy issued to the MetLife Group Insurance Trust.

CERTIFICATE--The Certificate offered by the Company and described in this Prospectus.

CERTIFICATE ANNIVERSARY--The same date each year as the Plan Anniversary Date.


CERTIFICATE MONTH--A month beginning on the Monthly Anniversary.

CERTIFICATE YEAR--A period beginning on a Certificate Anniversary and ending on the day immediately preceding the next Certificate Anniversary.


Plan Anniversary Date - The effective date of the Plan set forth on the specifications page of your Certificate


SEC (OR THE COMMISSION)--The Securities and Exchange Commission.

SEPARATE ACCOUNT--Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Certificate.


SPOUSE--An employee's legal spouse..


VALUATION DATE--Each day that the New York Stock Exchange is open for regular trading.

VALUATION PERIOD--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


Additional Certificate Information ........................................    3
   The Certificate
   Claims of Creditors
   Incontestability
   Misstatement of Age
   Suicide Exclusion
   Assignment
   Beneficiary
   Changing Owner or Beneficiary
   Changing Death Benefit Options
   Determination of Cash Value in Each Separate Account Investment
     Division
   Cost of Insurance
Additional Benefits and Riders ............................................    6
   Waiver of Monthly Deductions During Total Disability Rider
   Dependent's Life Insurance Rider
   Accelerated Benefits  Rider
Distribution of the Group Policy and its Certificates .....................    8
More Information About the Company ........................................    8
   The Company
Other Information .........................................................    9
   Potential Conflicts of Interest
   Safekeeping of Separate Account Assets
   Records and Reports
   Independent Registered Public Accounting Firm
   Additional Information
   Financial Statements
Appendix--Death Benefit Applicable Percentage Table .......................   11


To learn more about the Certificate, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of death benefits and Cash Values, and to request other information about the Certificate, please call 1-800-685-0124 or write to us at our Administrative Office.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Certificate. Information about us and the Certificate (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-7534

                          SUPPLEMENT DATED MAY 1, 2009
                         TO PROSPECTUS DATED MAY 1, 2009
                   FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE
                                (MET FLEX GVUL D)

THIS DOCUMENT IS A SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2009 (THE "PROSPECTUS") FOR THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICY AND CERTIFICATES THAT METROPOLITAN LIFE INSURANCE COMPANY ("MLIC") OFFERS TO YOU. THIS SUPPLEMENT IS NOT A COMPLETE PROSPECTUS, AND MUST BE ACCOMPANIED BY THE PROSPECTUS. THE PROSPECTUS DESCRIBES THE INSURANCE FEATURES AND OTHER ASPECTS OF THE GROUP POLICY AND THE CERTIFICATES. IN THIS SUPPLEMENT, WE DESCRIBE THE FUNDS THAT ARE AVAILABLE TO YOU UNDER THE YOUR CERTIFICATE.

The following tables describes the fees and expenses that the Fund will pay and that therefore you will indirectly pay periodically during the time you own your Certificate.

These tables show the lowest and highest total operating expenses (both before and after contractual fee waivers or expense reimbursements) charged by the Funds for the fiscal year ended December 31, 2008. More detail concerning each Fund's fees and expenses is contained in the fund supplement for your Plan and in the prospectus for each Fund.

RANGE OF ANNUAL FUND OPERATING EXPENSES

                                                                                   LOWEST   HIGHEST
                                                                                   ------   -------
GROSS TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, including management fees, distribution (12b-1) fees, and other expenses)

Net Total Annual Fund Operating Expenses (after contractual fee waiver or expense reimbursement.)

The following table shows the annual operating expenses (in some cases before and after contractual fee waiver or expense reimbursement) charged by each Fund for the fiscal year ended December 31, 2008, as a percentage of the Fund's average daily net assets for the year.



                                             DISTRIBUTION               ACQUIRED     TOTAL       CONTRACTUAL    NET TOTAL
                                                AND/OR                 FUND FEES     ANNUAL       FEE WAIVER      ANNUAL
                                MANAGEMENT     SERVICE       OTHER        AND      OPERATING   AND/OR EXPENSE    OPERATING
FUND                               FEE       (12B-1) FEES   EXPENSES   EXPENSES*    EXPENSES    REIMBURSEMENT   EXPENSES**
-----------------------------   ----------   ------------   --------   ---------   ---------   --------------   ----------
DWS VARIABLE SERIES I --
   CLASS A
      DWS International VIP        0.74%          --          0.20%        --        0.94%            --          0.94%(1)

DWS VARIABLE SERIES II --
   CLASS A

    DWS Money Market
       VIP                         0.29%          --          0.17%        --        0.46%          0.02%         0.44%(2)

                                             DISTRIBUTION               ACQUIRED     TOTAL       CONTRACTUAL    NET TOTAL
                                                AND/OR                 FUND FEES     ANNUAL       FEE WAIVER      ANNUAL
                                MANAGEMENT     SERVICE       OTHER        AND      OPERATING   AND/OR EXPENSE    OPERATING
FUND                               FEE       (12B-1) FEES   EXPENSES   EXPENSES*    EXPENSES    REIMBURSEMENT   EXPENSES**
-----------------------------   ----------   ------------   --------   ---------   ---------   --------------   ----------
FIDELITY(R) VARIABLE
   INSURANCE PRODUCTS --
   INITIAL CLASS
      Contrafund(R) Portfolio      0.56%          --          0.09%        --        0.65%            --            0.65%
      Equity-Income
         Portfolio                 0.46%          --          0.09%        --        0.55%            --            0.55%
      Freedom 2010 Portfolio         --           --            --       0.56%       0.56%            --            0.56%(3)
      Freedom 2020 Portfolio         --           --            --       0.62%       0.62%            --            0.62%(3)
      Freedom 2030 Portfolio         --           --            --       0.66%       0.66%            --            0.66%(3)
      Growth Portfolio             0.56%          --          0.09%        --        0.65%            --            0.65%
      Index 500 Portfolio          0.10%          --            --         --        0.10%            --            0.10%
      Mid Cap Portfolio            0.56%          --          0.11%        --        0.67%            --            0.67%
MET INVESTORS SERIES TRUST --
   CLASS A
      MFS(R) Emerging MarketS
         Equity Portfolio          1.00%          --          0.25%        --        1.25%            --            1.25%
METROPOLITAN SERIES FUND,
   INC. -- CLASS A
      Russell 2000(R) IndeX
         Portfolio                 0.25%          --          0.07%      0.01%       0.33%          0.01%           0.32%(4)
MFS(R) VARIABLE INSURANCE
   TRUST(SM) -- INITIAL CLASS
      MFS(R) Global EquitY
         Series                    1.00%          --          0.41%        --        1.41%          0.26%           1.15%(5)
      MFS(R) Growth Series         0.75%          --          0.12%        --        0.87%            --            0.87%
PUTNAM VARIABLE TRUST --
   CLASS IA
      Putnam VT High Yield
         Fund                      0.69%          --          0.10%      0.01%       0.80%          0.05%           0.75%(6)
      Putnam VT Income
         Fund                      0.62%          --          0.09%      0.01%       0.72%          0.14%           0.58%(6)
      Putnam VT New
         Opportunities Fund        0.63%          --          0.09%        --        0.72%            --            0.72%
      Putnam VT New Value
         Fund                      0.68%          --          0.07%        --        0.75%            --            0.75%
      Putnam VT Voyager
         Fund                      0.60%          --          0.07%        --        0.67%            --            0.67%
T. ROWE PRICE EQUITY
   SERIES, INC.
      New America Growth
         Portfolio                 0.85%          --            --         --        0.85%            --            0.85%
      Personal Strategy
         Balanced Portfolio        0.90%          --            --         --        0.90%          0.02%           0.88%(7)
T. ROWE PRICE FIXED
   INCOME SERIES, INC.
      Limited-Term Bond
         Portfolio                 0.70%          --            --         --        0.70%            --            0.70%

----------
* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.

** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

/1/ Other Expenses are based on estimated amounts for the current fiscal year. Actual expenses may be different.

/2/ Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio so that total annual operating expenses of the portfolio will not exceed 0.44% for Class A and 0.79% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Restated on an annual basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

/3/ The Portfolio purchases Initial Class shares of underlying Fidelity funds. As an investor in an underlying Fidelity fund, the Portfolio will bear its pro rata share of the fees and expenses of the underlying Fidelity fund.

/4/ MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.243%.

/5/ MFS has agreed in writing to bear the fund's expenses, such that Other Expenses do not exceed 0.15% annually. This written agreement excludes management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and will continue until at least April 30, 2009.

/6/ Net Total Annual Operating Expenses reflect Putnam Management's contractual agreement to limit fund expenses through April 30, 2009.

/7/  Actual expenses paid were 0.88% due to a permanent expense waiver of 0.02%.

THE FUNDS

Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser of each Fund.


              FUND                            INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
------------------------------   ---------------------------------------------   -----------------------------

DWS VARIABLE SERIES I --
CLASS A

DWS International VIP            Seeks long-term growth of capital.              Deutsche Investment
                                                                                 Management Americas Inc.

DWS VARIABLE SERIES II --
CLASS A

DWS Money Market VIP             Seeks maximum current income to the extent      Deutsche Investment
                                 consistent with stability of principal.         Management Americas Inc.

FIDELITY(R) VARIABLE INSURANCE
PRODUCTS -- INITIAL CLASS

Contrafund(R) Portfolio          Seeks long-term capital appreciation.           Fidelity Management &
                                                                                 Research Company

Equity-Income Portfolio          Seeks reasonable income. The fund will also     Fidelity Management &
                                 consider the potential for capital              Research Company
                                 appreciation. The fund's goal is to achieve a
                                 yield which exceeds the composite yield on
                                 the securities comprising the Standard &
                                 Poor's 500SM Index (S&P 500(R))

Freedom 2010 Portfolio           Seeks high total return with a secondary        Fidelity Management &

              FUND                            INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
------------------------------   ---------------------------------------------   -----------------------------
                                 objective of principal preservation as the      Research Company
                                 fund approaches its target date and beyond.

Freedom 2020 Portfolio           Seeks high total return with a secondary        Fidelity Management &
                                 objective of principal preservation as the      Research Company
                                 fund approaches its target date and beyond.


Freedom 2030 Portfolio           Seeks high total return with a secondary        Fidelity Management &
                                 objective of principal preservation as the      Research Company
                                 fund approaches its target date and beyond.

Growth Portfolio                 Seeks to achieve capital appreciation.          Fidelity Management &
                                                                                 Research Company

Index 500 Portfolio              Seeks investment results that correspond to     Fidelity Management &
                                 the total return of common stocks publicly      Research Company
                                 traded in the United States, as represented
                                 by the S&P 500.                                 Subadviser: Geode Capital
                                                                                 Management

Mid Cap Portfolio                Seeks long-term growth of capital.              Fidelity Management &
                                                                                 Research Company

MET INVESTORS SERIES TRUST --
CLASS A

MFS(R) Emerging Markets          Seeks capital appreciation.                     Met Investors Advisory, LLC
Equity Portfolio                                                                 Subadviser: Massachusetts
                                                                                 Financial Services Company

METROPOLITAN SERIES FUND, INC.
 -- CLASS A

Russell 2000(R) Index Portfolio  Seeks to equal the return of the Russell        MetLife Advisers, LLC
                                 2000(R) Index.                                  Subadviser: MetLife
                                                                                 Investment Advisors
                                                                                 Company, LLC

MFS(R) VARIABLE INSURANCE
   TRUST(SM) -- INITIAL CLASS

MFS(R) Global Equity Series      Seeks capital appreciation.                     Massachusetts Financial
                                                                                 Services Company

MFS(R) Growth Series             Seeks capital appreciation.                     Massachusetts Financial
                                                                                 Services Company


PUTNAM VARIABLE TRUST --
   CLASS IA

Putnam VT High Yield Fund        Seeks high current income. Capital growth       Putnam Investment
                                 is a secondary goal when consistent with        Management, LLC
                                 achieving high current income.                  Subadviser: Putnam
                                                                                 Investment Limited

Putnam VT Income Fund            Seeks high current income consistent with       Putnam Investment
                                 what Putnam Management believes to be           Management, LLC
                                 prudent risk.

Putnam VT New Opportunities      Seeks long-term capital appreciation.           Putnam Investment
   Fund                                                                          Management, LLC

Putnam VT New Value Fund         Seeks long-term capital appreciation.           Putnam Investment
                                                                                 Management, LLC

Putnam VT Voyager Fund           Seeks capital appreciation.                     Putnam Investment Management, LLC

T. ROWE PRICE EQUITY SERIES,
   INC.

New America Growth Portfolio     Seeks to provide long-term growth of            T. Rowe Price Associates, Inc.
                                 capital by investing primarily in the
                                 common stocks of growth companies.

Personal Strategy Balanced       Seeks the highest total return over time,       T. Rowe Price Associates, Inc.
Portfolio                        consistent with an emphasis on both
                                 capital appreciation and income.

              FUND                            INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
------------------------------   ---------------------------------------------   -----------------------------
T. ROWE PRICE FIXED INCOME
   SERIES, INC.

Limited-Term Bond Portfolio      Seeks a high level of income consistent       T. Rowe Price Associates, Inc.
                                 with moderate fluctuations in principal
                                 value.

MONITORED PORTFOLIOS

The following Funds are "Monitored Portfolios" as defined in the Transfer section of the prospectus.

     .    MFS(R) Global Equity Series,

     .    Putnam High Yield Fund,

     .    DWS International VIP,

     .    the Metropolitan Series Fund Russell 2000(R) Index Portfolio

     .    Met Investors Series Trust MFS(R) Emerging Markets Equity Portfolio

     [LOGO] MetLife(R)


                                     GROUP
                  VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                              (MET FLEX GVUL D )


                                   ISSUED BY

                      METROPOLITAN LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

                                200 PARK AVENUE
                              NEW YORK, NY 10166

                          PARAGON SEPARATE ACCOUNT B
                                 (REGISTRANT)

     DIRECT ALL CORRESPONDENCE AND INQUIRIES TO THE ADMINISTRATIVE OFFICE:
     ---------------------------------------------------------------------

                             190 CARONDELET PLAZA
                           ST. LOUIS, MISSOURI 63105
                                (314) 862-2211

                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information ("SAI") contains additional information regarding group variable universal life insurance policies and certificates offered by Metropolitan Life Insurance Company ("MetLife" or the "Company") for use in employer/organization-sponsored group insurance programs. When a Group Policy is issued directly to an Employer, or an Employer participates in the Group Policy issued to the Trust, Certificates showing the rights of the Owners and/or Insureds will be issued to eligible employees.

     This SAI is not a prospectus, and should be read together with the prospectus for the Certificates dated May 1, 2009, and the prospectuses for the Funds offered as investment options in the Certificates. Please refer to the fund supplement to your prospectus for a list of the Funds offered under your Certificate. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Certificates.

     The date of this Statement of Additional Information is May 1, 2009.

                                                                    SA B - SAI D

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

Additional Certificate Information........................................    3
   The Certificate
   Claims of Creditors
   Incontestability
   Misstatement of Age
   Suicide Exclusion
   Assignment
   Beneficiary
   Changing Owner or Beneficiary
   Changing Death Benefit Options
   Determination of Cash Value in Each Separate Account Division
   Cost of Insurance
Additional Benefits and Riders............................................    7
   Waiver of Monthly Deductions Rider
   Children's Life Insurance Rider
   Spouse's Life Insurance Rider
   Accelerated Death Benefit Settlement Option Rider
Distribution of the Policies..............................................    8
More Information About the Company........................................    8
   The Company
Other Information.........................................................    9
   Potential Conflicts of Interest
   Safekeeping of Separate Account Assets
   Records and Reports
   Independent Registered Public Accounting Firm
   Additional Information
   Financial Statements
APPENDIX--DEATH BENEFIT APPLICABLE PERCENTAGE TABLE.......................   A-1

ADDITIONAL CERTIFICATE INFORMATION

                                THE CERTIFICATE


     The Certificate, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate Policy and incorporated by reference into the Group Policy, the Owner has no rights under the Group Policy.


     We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Certificate. Because of differences in state laws, certain provisions of the Certificate may differ from state to state.

                              CLAIMS OF CREDITORS



     To the extent permitted by law, neither the Certificate nor any payment thereunder will be subject to the claims of creditors or to any legal process. However, the amount of the death benefit that exceeds the Certificate's Cash Value is paid from our Fixed Account and thus is subject to the claims paying ability of the Company.



                               INCONTESTABILITY

     In issuing this Certificate, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Certificate's validity or may resist a claim under the Certificate.


     We cannot contest the Certificate after it has been in force during the lifetime of the Insured for two years after theEffective Date of the Certificate. An increase in Face Amount or the addition of a rider after the Effective Date of the Certificate is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Certificate is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.


                               MISSTATEMENT OF AGE

     If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

     Any payment or Certificate changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Certificate.

                               SUICIDE EXCLUSION


     If the Insured commits suicide, while sane or insane, within two years of the Effective Date of the Certificate (or within the maximum period permitted by the laws of the state in which the Certificate was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

     Certain states may require suicide exclusion provisions that differ from those stated here.


                                   ASSIGNMENT

     An Owner may assign rights under the Certificate while the Insured is alive by submitting a written request to our Administrative Office. The Owner retains an ownership rights under the Certificate that are not assigned.

     We will be bound by an assignment of a Certificate only if:

     .    it is in writing;

     . the original instrument or a certified copy is filed with us at our Administrative Office; and

     .    we send an acknowledged copy to the Owner.

     We are not responsible for determining the validity of any assignment.

     Payment of Certificate proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

                                   BENEFICIARY

     The Beneficiary (ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Certificate, the Beneficiary has no rights in a Certificate before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

                          CHANGING OWNER OR BENEFICIARY

     The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Certificate be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Certificate at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Certificate proceeds. CHANGING THE OWNER MAY HAVE ADVERSE TAX CONSEQUENCES. THE OWNER SHOULD CONSULT A TAX ADVISOR BEFORE DOING SO.

                         CHANGING DEATH BENEFIT OPTIONS

     An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Certificate's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES.

     If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

     If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

                                COST OF INSURANCE


     Cost of Insurance Rates. The current cost of insurance rates will be based
     ------------------------
on the Attained Age of the Insured. The cost of insurance rates generally increase as the Insured's Attained Age increases.

     Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age whose Face Amounts have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 2001 CSO Table .)


     Net Amount at Risk. The net amount at risk may be affected by changes in
     -------------------
the Cash Value or changes in the Face Amount of the Certificate. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

     Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

     Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.

ADDITIONAL BENEFITS AND RIDERS


     The following additional benefits and riders currently are available under the Certificate. Some Plans may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.


     We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.


           WAIVER OF MONTHLY DEDUCTIONS DURING TOTAL DISABILITY RIDER


     This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.


                        DEPENDENT'S LIFE INSURANCE RIDER
                        --------------------------------

     THE RIDER PROVIDES FOR TERM INSURANCE ON THE INSURED'S CHILDREN AND/OR SPOUSE, AS DEFINED IN THE RIDER. THE DEATH BENEFIT WILL BE PAYABLE TO THE NAMED BENEFICIARY UPON THE DEATH OF THE SPOUSE OR UPON THE DEATH OF ANY INSURED CHILD. UNDER CERTAIN CONDITIONS, THE RIDER MAY BE EXCHANGED FOR AN INDIVIDUAL LIFE INSURANCE POLICY.

                           ACCELERATED BENEFITS RIDER

     This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Certificate in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured: (i) has a life expectancy of 12 months or less, or (ii) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.


     The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Certificate on the date we receive satisfactory evidence of either (i) or (ii), above, LESS any Indebtedness and any term insurance added by other riders, PLUS the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Certificate's death benefit proceeds, and (b) equals the Certificate's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement is 0.70.

     The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A CERTIFICATE OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

DISTRIBUTION OF THE CERTIFICATES



     Information about the distribution of the Certificates is contained in the prospectus. (See "Distribution of the Group Policy and the Certificates.") Additional information is provided below.

     The Certificates are offered to the public on a continuous basis. We anticipate continuing to offer the Certificates, but reserve the right to discontinue the offering.

     MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Certificates. MLIDC, which is our affiliate is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Act of 1934, and is a member of the Financial Industry Regulatory Authority. MLIDC enters into selling agreements with affiliated and unaffiliated broker-dealers who sell the Certificates through their registered representatives ("selling firms"). No commissions are paid for the sale of the Policies.


MORE INFORMATION ABOUT THE COMPANY

                                   THE COMPANY

     MetLife is a provider of insurance and financial services domiciled in New York. It is a wholly owned subsidiary of MetLife, Inc., a publicly traded company that, through its subsidiaries and affiliates, provides insurance and financial services to individual and institutional customers in the United States and abroad.

     Before May 1, 2006, all Contracts were issued by Paragon Life Insurance Company ("Paragon"), another subsidiary of MetLife, Inc. In order to simplify its corporate and operational structure, MetLife, Inc. purchased all of the stock of Paragon, and on May 1, 2006, the operations of MetLife and Paragon were combined through merger.

     Upon consummation of the merger, Paragon's separate corporate existence ceased by operation of law, and MetLife assumed legal ownership of all of the assets of Paragon, including the Separate Account and its assets. As a result of the merger, MetLife also became responsible for all of Paragon's liabilities and obligations, including those created under Contracts initially issued by Paragon and outstanding on the date of the merger. Such Contracts thereby became variable contracts funded by a Separate Account of MetLife, and each owner thereof has become a contractholder of MetLife.

     Paragon was a stock life insurance company incorporated under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. Organized in 1981 as General American Insurance Company, the company name was changed to Paragon on December 31, 1987. Paragon's main business was writing individual and group life insurance policies.

     Paragon was a wholly owned subsidiary of General American Life Insurance Company, a Missouri life insurance company that is wholly owned by GenAmerica Corporation, a Missouri general business corporation. GenAmerica Corporation is wholly owned by MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's Home Office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

OTHER INFORMATION

                         POTENTIAL CONFLICTS OF INTEREST

     In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance Certificate owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance Certificate owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or
(iii) differences in voting instructions between those given by variable life insurance Certificate owners and those given by variable annuity contract owners.

     If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance Certificate owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     The Company holds assets of the Separate Account, physically segregated and held apart from our General Account assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.

                               RECORDS AND REPORTS

     We will maintain all records relating to the Separate Account. Once each Certificate Year, we will send you a report showing the following information as of the end of the report period:


     . the current Cash Value, amounts in each Division of the Separate Account (and in the Fixed Account ), Loan Account value

     .    the current Cash Surrender Value

     .    the current death benefit

     .    the current amount of any Indebtedness

     . any activity since the last report (E.G., premiums paid, partial withdrawals, charges and deductions)

     .    any other information required by law

     We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Certificate Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements of each of the Divisions of Paragon Separate Account B included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

     The consolidated financial statements of Metropolitan Life Insurance Company and General American Life Insurance Company (the "Companies") each included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein (which reports express unqualified opinions and each includes an explanatory paragraph referring to the fact that the Companies changed their method of accounting for deferred acquisition costs, and for income taxes, as required by accounting guidance adopted on January 1, 2007, and changed their method of accounting for defined benefit pension and other postretirement plans, as required by accounting guidance adopted on December 31, 2006), and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

                             ADDITIONAL INFORMATION

     A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

                              FINANCIAL STATEMENTS

     The Company's financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                        APPENDIX

                    DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

                                                                      APPLICABLE
ATTAINED AGE                                                          PERCENTAGE
-------------------------------------------------------------------   ----------
40 ................................................................      250%
41 ................................................................      243
42 ................................................................      236
43 ................................................................      229
44 ................................................................      222
45 ................................................................      215
46 ................................................................      209
47 ................................................................      203
48 ................................................................      197
49 ................................................................      191
50 ................................................................      185
51 ................................................................      178
52 ................................................................      171
53 ................................................................      164
54 ................................................................      157
55 ................................................................      150
56 ................................................................      146
57 ................................................................      142
58 ................................................................      138
59 ................................................................      134
60 ................................................................      130
61 ................................................................      128%
62 ................................................................      126
63 ................................................................      124
64 ................................................................      122
65 ................................................................      120
66 ................................................................      119
67 ................................................................      118
68 ................................................................      117
69 ................................................................      116
70 ................................................................      115
71 ................................................................      113
72 ................................................................      111
73 ................................................................      109
74 ................................................................      107
75-90 .............................................................      105
91 ................................................................      104
92 ................................................................      103
93 ................................................................      102
94 ................................................................      101
95 or older........................................................      100

     The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

                                     PART C

                                OTHER INFORMATION

Item 26. Exhibits

a. Board of Directors Resolutions.

     1) Resolution of the Board of Directors of Metropolitan Life Insurance Company effecting the establishment of Paragon Separate Account B (11)

     2) Resolution adopted by the Board of Directors of Paragon Life Insurance Company authorizing the establishment of Separate Account B of Paragon Life Insurance Company (5)

b. Custodian Agreements. Not applicable.

c. Underwriting Contracts.

     1)   Principal Underwriting Agreement with MLIDC (15)

     2)   Form of Enterprise Selling Agreement (15)

d. Contracts.

     1)   Form of Group Contract:

          i.   Multi-Manager - (Group Contract 30037) (6)

          ii.  Scudder - (Group Contract 30020) (4)

     2)   Proposed Form of Individual Policy and Policy Riders:

          i.   Scudder - (Group Contract 30018) (4,3)

          ii.  Multi-Manager (30040) (4) (3), (30045) (7)


     3)   Form of Certificate and Certificate Riders:


          i.   Scudder - (30018) (4) (3)

          ii.  Multi-Manager (30036) (4,3)

          iii. Multi-Manager (30044) (7)


          iv. Met Flex GVUL Certificate and Certificate Riders (G.24300(2003) and 24300A, GCR02-dp, G.24300-1, G.24300-2, G24300-2A, G.24300-3,
               G.24300-4, G.24300-6, G.24300-6A, CR05-1) (1)


e. Applications.

     1)   Form of Application for Group Contract (10914) (5); (33906) (7)

     2) Form of Application for Employee Insurance (Guaranteed Issue) (Group Contract 10915) (5), (33910) (7)

     3) Form of Application for Employee Insurance (Simplified Issue) (Group Contract 10921, 10920) (5); (33910) (7)

     4)   Form of Application for Spouse Insurance (Group Contract 10917) (5)

     5) Form of Application for Employee Insurance Guaranteed Issue (Individual Policy 10352, 33100) (5)

     6) Form of Application for Employee Insurance (Simplified Issue) (Individual Policy 10357) (5)

     7)   Form of Application for Spouse Insurance (Individual Policy 10354) (5)

     8)   Form of Application Supplement for (Scudder Direct Policy, 33105) (4)

     9) Form of Application Supplement for (Multi-Manager Direct Policy, 33116) (4) (33135) (9)

     10) Form of Application Supplement --Conditional Interim Coverage Agreement (33909) (9)

f. Depositor's Certificate of Incorporation and By-Laws.

     1)   Restated Charter and By-laws of Metropolitan Life Insurance Company
          (9)

     2) Amended Restated Charter and By-laws of Metropolitan Life Insurance Company (10)

     3)   Amended and Restated By-laws of Metropolitan Life Insurance Company
          (15)

g. Reinsurance Contracts. (8)

h. Participation Agreements.

     1)   Form of Participation Agreement with Scudder Variable Series I (2)

     2) Form of Participation Agreement with Fidelity Variable Insurance products Fund (2)

     3) Form of Participation Agreement with Fidelity Variable Insurance products Fund II (2)

     4)   Form of Participation Agreement with MFS Variable Insurance Trust (2)

     5)   Form of Participation Agreement with Putnam Capital Management Trust
          (2)

     6) Form of Participation Agreement with T. Rowe Price Investment Services, Inc (6)

     7)   Form of Participation Agreement with Scudder Variable Series II (7)

     8)   Participation Agreement with Metropolitan Series Fund, Inc. (8)

     9)   Participation Agreement with Met Investors Series Trust (10)

     10)  Participation Agreement with Metropolitan Series Fund, Inc. (14)

     11) Participation Agreement with Fidelity Variable Insurance Products Fund IV and 1st Amendment (15)


     12) Amended and Restated Participation Agreement with Fidelity Variable Insurance Products Funds I, II, III, IV and V and First Amendment (16)


i. Administrative Contracts. Not applicable.

j. Other Material Contracts.

1) Guarantee Agreement (11)

k. Legal Opinions.

     1)   Opinion of John R. Murphy, Esquire (11)

     2) Opinion and consent of Blackwell Sanders Peper Martin LLC, Counsel to General American Life Insurance Company (11)

l. Actuarial Opinion.

     Not Applicable

m. Calculations.

     Not Applicable

n. Other Opinions.


     Consent of Deloitte & Touche LLP (for the Depositor, the Registrant, and the Guarantor) (to be filed by amendment)


o. Omitted Financial Statements. No financial statements are omitted from Item
24.

p. Initial Capital Agreements. Not applicable.

q. Redeemability Exemption. Memorandum describing issuance, transfer and redemption procedures for the Policies and the procedure for conversion to a fixed benefit policy (3)

r. Powers of Attorney

     1)   Metropolitan Life Insurance Company (1)

     2)   General American Life Insurance Company (13)

          (a)  Power of Attorney of James J. Reilly (15)

s. Representations regarding Separate Account financial statements. (13)

----------
(1) Filed herewith.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-80393/811-08385) filed on September 1, 1999.

(3) Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-18341/811-05382) filed on April 28, 2000, for Policy and Certificate Riders only.

(4) Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-18341/811-05382) filed on April 28, 2000.

(5) Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 033-58796/811-7534) filed on April 28, 2000.

(6) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form S-6 (File No. 33-18341/811-05382) filed on April 25, 2001.

(7) Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form S-6 (File No. 33-58796/811-07534) filed on April 30, 2002.

(8) Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 (File No. 33-58796/811-07534) filed on April 30, 2003.

(9) Incorporated herein by reference to Post-effective Amendment No. 3 to Metropolitan Life Separate Account UL's Registration Statement on Form S-6 (File No. 333-40161/811-06025) filed on April 6, 2000.

(10) Incorporated herein by reference to the Registration Statement of MetLife Separate Account E on Form N-4 (File No. 333-83716/811-04001) filed on March 5, 2002.

(11) Incorporated herein by reference to the Registrant's Registration Statement on Form N-6 (File No. 333-133675/811-07534) filed on May 1, 2006.

(12) Incorporated herein by reference to Post-Effective Amendment No. 1. to the Registration Statement on Form N-6 (File No. 333-133675 and 811-07534) filed on November 1, 2006.

(13) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-6 (File No. 333-133675) filed April 17, 2007.

(14) Incorporated herein by reference to Post-Effective Amendment No. 9 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716) filed on September 10, 2007.

(15) Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-6 (File No. 333-133675) filed February 6, 2008.


(16) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-6 (File No. 333-133675) filed April 17, 2008.


Item 27. Directors and Officers of the Depositor


Name and Principal Business Address                    Position and Offices with Depositor
----------------------------------------------------   ------------------------------------------
C. Robert Henrikson                                    Chairman of the Board, President and Chief
MetLife, Inc and Metropolitan Life Insurance Company   Executive Officer
1095 Avenue of the Americas
New York, New York  10036-6796

Sylvia Mathews Burwell                                 Director
President, Global Development Program
The Bill and Melinda Gates Foundation
1551 Eastlake Avenue East
Seattle, WA 98102

Eduardo Castro-Wright                                  Director
President and Chief Executive Officer

Name and Principal Business Address                    Position and Offices with Depositor
----------------------------------------------------   ------------------------------------------
Wal-Mart Stores, USA
702 Southwest 8th Street
Bentonville, AK 72716

Burton A. Dole, Jr.                                    Director
Retired Chairman, Dole/Neal LLC
Pauma Valley Country Club
Pauma Valley Drive
Pauma Valley, CA 92061

Cheryl W. Grise                                        Director
Retired Executive Vice President
Northeast Utilities
24 Stratford Road
West Hartford, CT 06117

R. Glenn Hubbard                                       Director
Dean and Russell L. Carson Professor
of Finance and Economics
Graduate School of Business
Columbia University
Uris Hall
3022 Broadway
New York, NY 10027-6902

John M. Keane                                          Director
Co-Founder and Senior Managing Director
Keane Advisors, LLC
2020 K St., N.W.
Washington, DC 20006

James M. Kilts                                         Director
Partner
Centerview Partners Management, LLC
16 School Street
Rye, NY 10580

Hugh B. Price                                          Director
Senior Fellow
Brookings Institution
1775 Massachusetts Avenue, N.W.
Washington, DC 20036

David Satcher                                          Director
Director of Satcher Health Leadership Institute and
Center of Excellence on Health Disparities
Morehouse School of Medicine
720 Westview Drive, S.W.
Atlanta, GA 30310-1495

Kenton J. Sicchitano                                   Director
Retired Global Managing Partner

Name and Principal Business Address                    Position and Offices with Depositor
----------------------------------------------------   ------------------------------------------
PricewaterhouseCoopers, LLC
25 Phillips Pond Road
Natick, MA 01760

William C. Steere, Jr.                                 Director
Retired Chairman of the Board and Chief Executive
Officer
Pfizer, Inc.
235 East 42nd Street, 22nd Floor
New York, NY 10017

Lulu C. Wang                                           Director
Chief Executive Officer
Tupelo Capital Management LLC
12 E. 49th Street, #17
New York, NY 10017

Set forth below is a list of certain principal officers of MetLife. The principal business address of each officer of MetLife is 200 Park Avenue, New York, NY 10066.

Name                       Position with MetLife
------------------------   ------------------------------------------------------------
C. Robert Henrikson        Chairman of the Board, President and Chief Executive Officer
Gwenn L. Carr              Senior Vice President and Secretary
Ruth A. Fattori            Executive Vice President and Chief Administrative Officer
Steven A. Kandarian        Executive Vice President and Chief Investment Officer
James L. Lipscomb          Executive Vice President and General Counsel
Maria R. Morris            Executive Vice President, Technology and Operations
William J. Mullaney        President, Institutional Business
Joseph J. Prochaska, Jr.   Executive Vice President and Chief Accounting Officer
Jeanette Scampas           Executive Vice President and Chief Technology Officer
William J. Toppeta         President, International
Lisa M. Weber              President, Individual Business
William J. Wheeler         Executive Vice President and Chief Financial Officer


Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant (filed herewith)

The registrant is a separate account of MetLife under the New York Insurance law. Under said law, the assets allocated to the separate account are the property of MetLife. MetLife is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife.

             ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                                AS OF SEPTEMBER 30, 2008

The following is a list of subsidiaries of MetLife, Inc. updated as of September 30, 2008. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    MetLife Reinsurance Company of Vermont (VT)

      5.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     6.     Plaza Drive Properties, LLC (DE)

     7.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by MetLife, Inc. and 2.5262% is owned by MetLife International Holdings, Inc.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by MetLife, Inc., 1.29459% is owned by MetLife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.


            c) MetA SIEFORE Adicional, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

            d) Met3 SIEFORE Basica, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

            e) Met4 SIEFORE, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

            f) Met5 SIEFORE, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

      2. ML Capacitacion Comercial S.A. de C.V. (Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

O.    MetLife Investors Insurance Company (MO)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    Met Investors Advisory, LLC (DE)

      3.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99913% is owned by MetLife International Holdings, Inc. and 0.00087% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Participacoes Ltda.(Portugal) - 99% is owned by MetLife International Holdings, Inc. and 1% is owned by Natiloportem Holdings, Inc.


      6. MetLife Seguros de Vida S.A. (Argentina)- 95.2499% is owned by MetLife International Holdings, Inc. and 4.7473% is owned by Natiloportem Holdings, Inc.


      7. MetLife Insurance Company of Korea Limited (South Korea)- 14.64% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 85.36% is owned by Metlife International Holdings, Inc.


      8. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc.
            and 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      9.    MetLife Global, Inc. (DE)

      10. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

      11.   MetLife Insurance Limited (United Kingdom)

      12.   MetLife General Insurance Limited (Australia)

      13.   MetLife Limited (United Kingdom)

      14.   MetLife Insurance S.A./NV (Belgium)

      15.   MetLife Services Limited (United Kingdom)

      16.   MetLife Insurance Limited (Australia)

            a)    MetLife Insurance and Investment Trust (Australia)

            b)    MetLife Investments Pty Limited (Australia)

            c)    MetLife Services (Singapore) PTE Limited (Australia)

      17. MetLife Seguros de Retiro S.A. (Argentina) - 96.8819% is owned by MetLife International Holdings, Inc. and 3.1180% is owned by Natiloportem Holdings, Inc.

      18. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 94.9999% is owned by MetLife International Holdings Inc.

      19. Compania Previsional MetLife S.A. (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.


           (a) Met AFJP S.A. (Argentina) - 75.4088% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife SA, 19.5912% is owned by MetLife Seguros de Vida SA, 3.9689% is held by Natiloportem Holdings, Inc. and 1.0310% is held by MetLife Seguros de Retiro SA.


      20.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.
                  (Poland)

            b)    MetLife Direct Co., Ltd. (Japan)


            c)    MetLife Limited (Hong Kong)


U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 1% voting control of Park Twenty Three Investments Company is held by St. James Fleet Investments Two Limited. 1% of the shares of Park Twenty Three Investments Company is held by Metropolitan Life Insurance Company. 99% is owned by 334 Madison Euro Investment, Inc.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 1% voting control of Convent Station Euro Investments Four Company is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company. 99% is owned by Park Twenty Three Investments Company.

      2. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      3. One Madison Investments (Cayco) Limited (Cayman Islands)- 10.1% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company. 89.9% of the shares of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company.

      4. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      5.    GA Holding Corp. (MA)

      6.    Thorngate, LLC (DE)

      7.    Alternative Fuel I, LLC (DE)

      8.    Transmountain Land & Livestock Company (MT)

      9.    MetPark Funding, Inc. (DE)

      10.   HPZ Assets LLC (DE)

      11.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      12.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      13.   MetLife Real Estate Cayman Company (Cayman Islands)

      14.   Metropolitan Marine Way Investments Limited (Canada)

      15.   MetLife Private Equity Holdings, LLC (DE)

      16.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

            b) Mezzanine Investment Limited Partnership-LG (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

            c) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

            d) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

      17.   Metropolitan Realty Management, Inc. (DE)

      18.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      19.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      20.   Bond Trust Account A (MA)

      21.   MetLife Investments Asia Limited (Hong Kong).

      22. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      23. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      24.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

      25.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   GenAmerica Management Corporation (MO)

      26.   Corporate Real Estate Holdings, LLC (DE)

      27. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      28.   MetLife Tower Resources Group, Inc. (DE)

      29.   Headland - Pacific Palisades, LLC (CA)

      30. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      31.   Krisman, Inc. (MO)

      32.   Special Multi-Asset Receivables Trust (DE)

      33.   White Oak Royalty Company (OK)

      34.   500 Grant Street GP LLC (DE)

      35. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      36.   MetLife Canada/MetVie Canada (Canada)

      37.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 (i)   MetLife Investment Funds Management LLC (NJ)

                (ii)   MetLife Associates LLC (DE)

      38.   Euro CL Investments LLC (DE)

      39.   MEX DF Properties, LLC (DE)

      40. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      41.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (UK)

      42.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      43.   MLIC Asset Holdings, LLC (DE)

      44.   85 Brood Street LLC (CT)

      45.   575 Fifth Avenue LLC (DE)


V.    MetLife Capital Trust II (DE)

W.    MetLife Capital Trust III (DE)

X.    MetLife Capital Trust IV (DE)


Y.    MetLife Insurance Company of Connecticut (CT)

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      4.    Pilgrim Investments Highland Park, LLC (DE)

      5.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      6.    MetLife Canadian Property Ventures LLC (NY)

      7.    Euro TI Investments LLC (DE)

      8.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      9. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      10.   Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

                  1) Tower Square Securities Insurance Agency of New Mexico, Inc. (NM)

                  2)    Tower Square Securities Insurance Agency of
                        Ohio, Inc. (OH) 99% is owned by Tower Square Securities, Inc.

      11.   TIC European Real Estate LP, LLC (DE)

      12.   MetLife European Holdings, Inc. (UK)

            a) MetLife Europe Limited (IRELAND)

               (i) MetLife Pensions Trustees Limited (UK)

            b) MetLife Assurance Limited (UK)

      13.   Travelers International Investments Ltd. (Cayman Islands)

      14.   Euro TL Investments LLC (DE)

      15.   Corrigan TLP LLC (DE)

      16.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  1)    Panther Valley, Inc. (NJ)

      17. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      18.   Tribeca Distressed Securities, L.L.C. (DE)

      19.   MetLife Investors USA Insurance Comapny (DE)


Z.    MetLife Reinsurance Company of South Carolina (SC)

AA.   MetLife Investment Advisors Company, LLC (DE)

BB.   MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

CC.   MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           (i)   MetLife Services East Private Limited (India)


           (ii) MetLife Global Operations Support Center Private Limited - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


DD.   SafeGuard Health Enterprises, Inc. (DE)

      1.   SafeGuard Dental Services, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

EE.   MetLife Capital Trust X (DE)

FF.   Cova Life Management Company (DE)

GG.   MetLife Reinsurance Company of Charleston (SC)


The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT
----
VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

Item 29. Indemnification

MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. maintains Directors' and Officers' Liability and Corporate Reimbursement Insurance Policy with limits of $400 million. The Directors and Officers of Metropolitan Life Insurance Company, the depositor and principal underwriter of the Registrant, as well as certain other subsidiaries of MetLife, Inc. are covered under the Financial Institutions Bond as well as under the Directors' and Officers' Liability Policy. A provision in Metropolitan Life Insurance Company's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan Life Insurance Company.

Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

     (a) MetLife Investors Distribution Company is the principal underwriter and distributor of the Policies. On May 1, 2007, MetLife Investors Distribution Company became the principal underwriter and distributor of the Policies. Previously, Metropolitan Life Insurance Company was the principal underwriter and distributor. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:


Met Investors Series Trust,
Metropolitan Life Separate Account E,
Metropolitan Life Separate Account UL,
MetLife Investors USA Separate Account A,
MetLife Investors USA Variable Life Account A,
MetLife Investors Variable Annuity Account One,
MetLife Investors Variable Annuity Account Five,
MetLife Investors Variable Life Account One,
MetLife Investors Variable Life Account Five,
First MetLife Investors Variable Annuity Account One,
General American Separate Account Eleven,
General American Separate Account Twenty- Eight,
General American Separate Account Twenty- Nine,
General American Separate Account Two,
Security Equity Separate Account 26,
Security Equity Separate Account 27,
MetLife of CT Separate Account Eleven for Variable Annuities,
MetLife of CT Separate Account QPN for Variable Annuities,
MetLife of CT Fund UL for Variable Life Insurance,
MetLife of CT Fund UL III for Variable Life Insurance,
Metropolitan Life Variable Annuity Separate Account I,
Metropolitan Life Variable Annuity Separate Account II,
Paragon Separate Account A,
Paragon Separate Account B,
Paragon Separate Account C,

Paragon Separate Account D and
Metropolitan Series Fund, Inc.

     (b) The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.

Name and Principal Business Address   Positions and Offices with Depositor
-----------------------------------   -------------------------------------------------
Michael K. Farrell ***                Director

Elizabeth M. Forget **                Executive Vice President, Investment Fund
                                      Management & Marketing

Peter Gruppuso *****                  Vice President, Chief Financial Officer

Paul A. LaPiana *                     Executive Vice President, National Sales
                                      Manager-Life

Craig W. Markham *****                Director

Richard C. Pearson *                  Executive Vice President, General Counsel and
                                      Secretary

Paul A. Sylvester *                   President, National Sales Manager-Annuities & LTC

William J. Toppeta ****               Director


* MetLife Investors, 5 Park Plaza, Suite 1900, Irvine, CA 92614

** MetLife, 260 Madison Avenue, New York, NY 10016

*** MetLife, 10 Park Avenue, Morristown, NJ 07962

**** MetLife, 1095 Avenue of the Americas, New York, NY 10036-6796

***** MetLife, 485-E US Highway 1 South, Iselin, NJ 08830


(c) Compensation from the Registrant.

                                                 (3)
                          (2)           Compensation on Events
       (1)          Net Underwriting       Occasioning the           (4)
Name of Principal    Discounts and     Deduction of a Deferred    Brokerage           (5)
   Underwriter        Commissions             Sales Load         Commissions   Other Compensation
-----------------   ----------------   -----------------------   -----------   ------------------

MetLife Investors
  Distribution
     Company               $0                     --                  --                 --

Commissions are paid by the Company directly to agents who are registered representatives of the Principal Underwriter or to broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Contracts.

Item 31. Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by MetLife at the Administrative Office, 190 Carondelet Plaza, St. Louis, MO 63105.

     (a)  Registrant

     (b)  Metropolitan Life Insurance Company
          200 Park Avenue
          New York, NY 10166

     (c)  MetLife Investors Distribution Company

          5 Park Plaza, Suite 1900
          Irvine, California 92614

Item 32. Management Services

      All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Metropolitan Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Metropolitan Life Insurance Company.

Item 34. Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by General American Life Insurance Company ("Guarantee Period"), filed as an exhibit to this Registration Statement (the "Guarantee"), the Depositor hereby undertakes to provide notice to policyholders covered by the Guarantee promptly after the happening of significant events related to the Guarantee.

These significant events include: (i) termination of the Guarantee that has a material adverse effect on the policyholder's rights under the Guarantee; (ii) a default under the Guarantee that has a material adverse effect on the policyholder's rights under the Guarantee; or (iii) the insolvency of General American Life Insurance Company ("Guarantor").

Depositor hereby undertakes during the Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the CURRENT ANNUAL audited financial statements of the Guarantor in the Registration Statement are UPDATED TO BE AS OF A DATE NOT MORE THAN 16 MONTHS PRIOR TO THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of the Guarantor regarding such financial statements.

During the Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policyholders, an offer to supply the Statement of Additional Information which shall contain THE ANNUAL AUDITED financial statements of the Guarantor, free of charge upon a policyholder's request.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, in the City of New York and State of New York, on the 19th day of December, 2008.



                                    Paragon Separate Account B

                                    By: Metropolitan Life Insurance Company

                                    BY: /s/ Paul G. Cellupica
                                        ----------------------------------------
                                        Paul G. Cellupica
                                        Chief Counsel, Securities Regulation and
                                        Corporate Services

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Metropolitan Life Insurance Company has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 19th day of December, 2008.


                                    Metropolitan Life Insurance Company

                                    BY: /s/ Paul G. Cellupica
                                        ----------------------------------------
                                        Paul G. Cellupica
                                        Chief Counsel, Securities Regulation and
                                        Corporate Services

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the registration statement has been signed by the following persons, in the capacities indicated, on December 19, 2008.

      SIGNATURE                                          TITLE
      ---------                                          -----


                 *                    Chairman of the Board, President and Chief
------------------------------------               Executive Officer
C. Robert Henrikson


                 *                           Executive Vice President and
------------------------------------           Chief Accounting Officer
Joseph J. Prochaska, Jr.


                 *                                    Director
------------------------------------
Sylvia Mathews Burwell


                 *                                    Director
------------------------------------
Eduardo Castro-Wright


                 *                                    Director
------------------------------------
Burton A. Dole, Jr.


                 *                                    Director
------------------------------------
Cheryl W. Grise


                 *                                    Director
------------------------------------
R. Glenn Hubbard


                 *                                    Director
------------------------------------
John M. Keane


                 *                                    Director
------------------------------------
James M. Kilts


                 *                                    Director
------------------------------------
Hugh B. Price


                 *                                    Director
------------------------------------
David Satcher


                 *                                    Director
------------------------------------
Kenton J. Sicchitano


                 *                                    Director
------------------------------------
William C. Steere, Jr.


                 *                                    Director
------------------------------------
Lulu C. Wang


                 *                          Executive Vice President and
------------------------------------          Chief Financial Officer
William J. Wheeler

/s/ Marie C. Swift
------------------------------------
Marie C. Swift, Esq.
Attorney- in - fact

* Executed by Marie C. Swift on behalf of those indicated pursuant to powers of attorney filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, General American Life Insurance Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the State of Massachusetts, on the 19th day of December, 2008.

                                     General American Life Insurance Company
                                         (Guarantor)

                                     BY: /s/ Paul L. LeClair
                                         ---------------------------------------
                                         Paul L. LeClair
                                         Vice President and Actuary



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on December 19, 2008.

       SIGNATURE                                         TITLE
       ---------                                         -----


                 *                    Chairman of the Board, President and Chief
------------------------------------                Executive Officer
Lisa M. Weber


                 *                                      Director
------------------------------------
Michael K. Farrell


                                                        Director
------------------------------------
Ruth A. Fattori


                 *                                      Director
------------------------------------
James L. Lipscomb


                 *                                      Director
------------------------------------
William J. Mullaney


                                          Director, Senior Vice President and
------------------------------------                    Treasurer
Eric T. Steigerwalt


                 *                                      Director
------------------------------------
Stanley J. Talbi


                 *                                      Director
------------------------------------
Michael J. Vietri


                 *                                      Director
------------------------------------
William J. Wheeler


                 *                       Executive Vice President and Chief
------------------------------------            Accounting Officer
Joseph J. Prochaska, Jr.



                 *                               Vice President
------------------------------------       (principal financial officer)
James J. Reilly


By: /s/ Marie C. Swift, Esq.
    --------------------------------
    Marie C. Swift, Esq.
    Attorney-in-Fact

* Executed by Marie C. Swift, Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-6 (File No. 333-133675) filed February 6, 2008 and in Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-6 (File No. 333-133675) filed April 17, 2007.


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



                                  EXHIBIT INDEX

(d)(3) (iv)  Met Flex GVUL Certificate and Certificate Riders

(r)          Powers of Attorney of Metropolitan Life Insurance Company



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